CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED CREDIT AGREEMENT dated as of August 3, 2026 among VERRICA PHARMACEUTICALS INC., as Borrower, and PD JOINT HOLDINGS, LLC SERIES 2016-B, as Lender,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED TABLE OF CONTENTS Page -i- ARTICLE I CERTAIN DEFINED TERMS; CERTAIN RULES OF CONSTRUCTION ................ 1 SECTION 1.01 CERTAIN DEFINED TERMS. ............................................................................. 1 SECTION 1.02 CERTAIN RULES OF CONSTRUCTION. ........................................................... 27 ARTICLE II CREDIT EXTENSIONS .................................................................................................. 30 SECTION 2.01 TERM LOAN. ................................................................................................. 30 SECTION 2.02 INTEREST. ..................................................................................................... 30 SECTION 2.03 PAYMENT AND PREPAYMENT OF PRINCIPAL. .............................................. 33 SECTION 2.04 FINAL PAYMENT. .......................................................................................... 35 SECTION 2.05 MANNER OF PAYMENTS. .............................................................................. 35 SECTION 2.06 INCREASED COSTS. ....................................................................................... 36 SECTION 2.07 PAYMENTS FREE OF TAXES. ......................................................................... 37 SECTION 2.08 PAYMENTS GENERALLY. .............................................................................. 38 ARTICLE III CONDITIONS TO EFFECTIVENESS; CONDITIONS TO COMMITMENT AND LOANS ........................................................................................................... 38 SECTION 3.01 CONDITIONS PRECEDENT TO INITIAL COMMITMENT. .................................. 38 SECTION 3.02 CONDITIONS PRECEDENT TO ALL LOANS. ................................................... 41 ARTICLE IV REPRESENTATIONS AND WARRANTIES .............................................................. 42 SECTION 4.01 CORPORATE EXISTENCE AND POWER. ......................................................... 42 SECTION 4.02 CORPORATE AUTHORIZATION; NO CONTRAVENTION. ................................ 42 SECTION 4.03 GOVERNMENTAL AUTHORIZATION; COMPLIANCE WITH LAWS. ................. 42 SECTION 4.04 BINDING EFFECT. ......................................................................................... 43 SECTION 4.05 LITIGATION. .................................................................................................. 44 SECTION 4.06 NO DEFAULTS. .............................................................................................. 44 SECTION 4.07 EMPLOYEE BENEFIT PLANS. ......................................................................... 44 SECTION 4.08 USE OF PROCEEDS. ....................................................................................... 45 SECTION 4.09 TITLE TO ASSETS. ......................................................................................... 45 SECTION 4.10 TAXES. .......................................................................................................... 45 SECTION 4.11 FINANCIAL CONDITION. ............................................................................... 45 SECTION 4.12 ENVIRONMENTAL MATTERS. ....................................................................... 45 SECTION 4.13 MARGIN REGULATIONS; REGULATED ENTITIES. ......................................... 45 SECTION 4.14 SWAP OBLIGATIONS. .................................................................................... 45 SECTION 4.15 INTELLECTUAL PROPERTY. .......................................................................... 46 SECTION 4.16 EQUITY INTERESTS HELD BY LOAN PARTIES; EQUITY INTERESTS IN LOAN PARTIES. ............................................................................................. 46 SECTION 4.17 INSURANCE. .................................................................................................. 46 SECTION 4.18 COLLATERAL AND COLLATERAL DOCUMENTS. ........................................... 46 SECTION 4.19 LABOR RELATIONS. ...................................................................................... 46

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -ii- SECTION 4.20 SOLVENCY. ................................................................................................... 47 SECTION 4.21 MATERIAL CONTRACTS. ............................................................................... 47 SECTION 4.22 OFAC; SANCTIONS; ANTI-CORRUPTION LAWS; ANTI-MONEY LAUNDERING LAWS. .................................................................................... 47 SECTION 4.23 [RESERVED] .................................................................................................. 47 SECTION 4.24 FULL DISCLOSURE. ....................................................................................... 47 SECTION 4.25 SENIOR INDEBTEDNESS. ............................................................................... 48 SECTION 4.26 LABOR AND EMPLOYMENT........................................................................... 48 ARTICLE V AFFIRMATIVE COVENANTS ...................................................................................... 49 SECTION 5.01 FINANCIAL STATEMENTS AND COLLATERAL REPORTING. .......................... 49 SECTION 5.02 CERTIFICATES; OTHER INFORMATION. ......................................................... 50 SECTION 5.03 NOTICES. ...................................................................................................... 51 SECTION 5.04 PAYMENT OF CERTAIN OBLIGATIONS. ......................................................... 52 SECTION 5.05 PRESERVATION OF EXISTENCE, ETC............................................................. 53 SECTION 5.06 MAINTENANCE OF PROPERTIES. ................................................................... 53 SECTION 5.07 MAINTENANCE OF INSURANCE..................................................................... 53 SECTION 5.08 COMPLIANCE WITH LAWS. ........................................................................... 53 SECTION 5.09 BOOKS AND RECORDS. ................................................................................. 54 SECTION 5.10 INSPECTION RIGHTS; LENDER MEETINGS. ................................................... 54 SECTION 5.11 USE OF PROCEEDS. ....................................................................................... 54 SECTION 5.12 COLLATERAL ACCOUNTS. ............................................................................ 55 SECTION 5.13 FINANCIAL COVENANTS. .............................................................................. 55 SECTION 5.14 PROTECTION OF INTELLECTUAL PROPERTY RIGHTS. ................................... 56 SECTION 5.15 LITIGATION COOPERATION. ......................................................................... 56 SECTION 5.16 ERISA COMPLIANCE. .................................................................................... 56 SECTION 5.17 FURTHER ASSURANCES; SUBSIDIARIES; JOINDER. ....................................... 56 SECTION 5.18 ENVIRONMENTAL. ........................................................................................ 57 ARTICLE VI NEGATIVE COVENANTS ............................................................................................ 58 SECTION 6.01 LIENS. ........................................................................................................... 58 SECTION 6.02 INVESTMENTS. .............................................................................................. 60 SECTION 6.03 DEBT. ............................................................................................................ 61 SECTION 6.04 FUNDAMENTAL CHANGES. ........................................................................... 63 SECTION 6.05 DISPOSITIONS. .............................................................................................. 64 SECTION 6.06 RESTRICTED PAYMENTS; CERTAIN PAYMENTS OF DEBT. ............................ 64 SECTION 6.07 CHANGES RELATING TO DEBT OR MATERIAL CONTRACTS. ........................ 65 SECTION 6.08 TRANSACTIONS WITH AFFILIATES. ............................................................... 65 SECTION 6.09 BURDENSOME AGREEMENTS. ....................................................................... 66 SECTION 6.10 MARGIN STOCK. ........................................................................................... 67 SECTION 6.11 CERTAIN GOVERNMENTAL REGULATIONS................................................... 67 SECTION 6.12 DISQUALIFIED EQUITY INTERESTS. .............................................................. 67 SECTION 6.13 KEY AGREEMENTS. ...................................................................................... 67 SECTION 6.14 SALE LEASEBACKS. ...................................................................................... 67 SECTION 6.15 CAPITAL EXPENDITURES. ............................................................................. 68

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -iii- ARTICLE VII EVENTS OF DEFAULT AND REMEDIES ............................................................... 68 SECTION 7.01 EVENTS OF DEFAULT. ................................................................................... 68 SECTION 7.02 RIGHTS AND REMEDIES. ............................................................................... 70 ARTICLE VIII GENERAL PROVISIONS .......................................................................................... 74 SECTION 8.01 AMENDMENTS, ETC. ..................................................................................... 74 SECTION 8.02 NOTICES; ELECTRONIC COMMUNICATIONS. ................................................ 74 SECTION 8.03 NO WAIVER; CUMULATIVE REMEDIES. ....................................................... 76 SECTION 8.04 EXPENSES; INDEMNITY; DAMAGE WAIVER. ................................................ 77 SECTION 8.05 MARSHALLING; PAYMENTS SET ASIDE. ....................................................... 78 SECTION 8.06 SUCCESSORS AND ASSIGNS. ......................................................................... 78 SECTION 8.07 TREATMENT OF CERTAIN INFORMATION; CONFIDENTIALITY. ..................... 79 SECTION 8.08 RIGHT OF SETOFF. ........................................................................................ 80 SECTION 8.09 INTEREST RATE LIMITATION. ....................................................................... 80 SECTION 8.10 COUNTERPARTS; INTEGRATION; EFFECTIVENESS. ....................................... 80 SECTION 8.11 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. ................................. 81 SECTION 8.12 SEVERABILITY. ............................................................................................. 81 SECTION 8.13 USA PATRIOT ACT NOTICE. ......................................................................... 81 SECTION 8.14 TIME OF THE ESSENCE. ................................................................................. 81 SECTION 8.15 RELATIONSHIP. ............................................................................................. 81 SECTION 8.16 GOVERNING LAW; JURISDICTION; ETC. ....................................................... 81 SECTION 8.17 WAIVER OF RIGHT TO JURY TRIAL............................................................... 82

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -iv- SCHEDULES 1.01 Schedule of Certain EBITDA Add-Backs 4.05 Schedule of Certain Litigation 4.16 Schedule of Equity Interests Held by Loan Parties; Equity Interests in Loan Parties 4.17 Schedule of Insurance 4.19 Schedule of Certain Labor Issues 4.21 Schedule of Certain Material Contracts 4.23 Schedule of Affiliate Transactions as of the Closing Date 4.26(e) Schedule of Labor and Employment 5.12(a) Schedule of Collateral Accounts 6.01 Schedule of Certain Permitted Liens 6.02 Schedule of Certain Investments 6.03 Schedule of Certain Permitted Debt 8.02 Lender’s Office; Certain Addresses for Notices EXHIBITS A Form of Borrowing Request B Form of Compliance Certificate C Form of Excess Cash Flow Certificate

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED CREDIT AGREEMENT This CREDIT AGREEMENT, dated as of August 3, 2026, is entered into by and among VERRICA PHARMACEUTICALS INC., a Delaware corporation (“Borrower”), and PD JOINT HOLDINGS, LLC SERIES 2016-B, a Delaware series limited liability company (together with its successors and assigns, “Lender”). RECITALS WHEREAS, Borrower has requested that Lender make available to Borrower the extensions of credit referenced herein on the terms and conditions contained herein; and WHEREAS, Lender has agreed to make such extensions of credit available to Borrower on the terms and conditions contained herein; NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: AGREEMENT ARTICLE I CERTAIN DEFINED TERMS; CERTAIN RULES OF CONSTRUCTION SECTION 1.01 CERTAIN DEFINED TERMS. As used herein: “ABR Index Rate” means, as of any SOFR Index Adjustment Date, a rate per annum equal to the highest of: (a) the Federal Funds Rate plus one-half of one percent (0.50%); (b) the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as reasonably determined by Lender) or any similar release by the Federal Reserve Board (as reasonably determined by Lender), and (c) the Floor. “Account” is, as to any Person, any “account” of such Person as “account” is defined in the UCC with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to such Person. “Account Debtor” means any Person who is or may become obligated with respect to, or on account of, an Account, Chattel Paper or General Intangible (including a payment intangible (as that term is defined in the UCC)). “Acquisition” means (a) the purchase or other acquisition by a Person or its Subsidiaries of all or substantially all of the assets of (or any division or business line of) any other Person, or (b) the purchase or other acquisition (whether by means of a merger, consolidation, or otherwise) by a Person or its Subsidiaries of all of the Equity Interests of any other Person. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -2- specified. For purposes of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, the power to vote seven and one-half of one percent (7.50%) or more of the securities having ordinary voting power for the election of directors, managing general partners, managers or the equivalent or power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. “Agreement” means this Credit Agreement, as amended, restated, replaced, supplemented or otherwise modified from time to time. “Anti-Corruption Laws” means the FCPA and all other applicable laws and regulations or ordinances concerning or relating to bribery or corruption in any jurisdiction in which any Loan Party or any of its Subsidiaries is located or is doing business. “Anti-Money Laundering Laws” means the applicable laws or regulations in any jurisdiction in which any Loan Party or any of its Subsidiaries is located or is doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Anti-Terrorism Law” means, collectively: (a) the Patriot Act; (b) the Trading With the Enemy Act (50 U.S.C. § 1 et seq.); (c) any similar Law enacted in the United States following the date of this Agreement, and (d) any other applicable terrorism laws, rules, regulations, and orders. “Applicable Margin” means eight percent (8.00%) per annum; provided however, that from and after the first day of the month following the date on which Borrower has achieved the First Rate Step- Down Condition, the “Applicable Margin” shall instead mean seven and one-half of one percent (7.50%) per annum; and provided further however, that from and after the first day of the month following the date on which Borrower has achieved both the First Rate Step-Down Condition and the Second Rate Step-Down Condition, the “Applicable Margin” shall instead mean seven percent (7.00%) per annum. “Attributable Debt” means, on any date of determination: (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP; and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease. “Authorized Financial Officer” means, with respect to each Loan Party, the chief executive officer, president, chief financial officer, or any other senior officer in the finance department of such Loan Party. Any document delivered hereunder that is signed by an Authorized Financial Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Authorized Financial Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Bankruptcy Code” means Title 11 of the United States Code, as in effect from time to time. “Bankruptcy Laws” means, collectively: (a) the Bankruptcy Code; and (b) all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor-relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -3- “Base Rate” means an interest rate equal to the greater of (a) (i) the sum of: (x) the SOFR Index Rate, as adjusted as of each SOFR Index Adjustment Date, plus (y) the Applicable Margin in effect from time to time per annum or (ii) during the existence of a Market Disruption Event (commencing on the first day of the first month following such Market Disruption Event and for each subsequent month occurring during such Market Disruption Event with respect to any outstanding Loans), the sum (x) of the ABR Index Rate, as adjusted as of each SOFR Index Adjustment Date, plus (y) the Applicable Margin in effect from time to time per annum, or (b) twelve and one-half of one percent (12.50%) per annum. “Board-Approved Budget” means the annual operating projections and budget approved by Borrower’s Board of Directors and delivered to Lender, along with forecasts prepared by the management of Borrower, in substantially similar form to those previously provided to Lender, of consolidated balance sheets and statements of income or operations, statements of cash flows and Liquidity projections for Borrower and its Subsidiaries for the applicable Fiscal Year. “Board of Directors” means, as to any Person, the board of directors (or comparable managers) of such Person, or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers). “Books and Records” means, as to any Person, all of such Person’s books and records including ledgers, federal and state tax returns, records regarding such Person’s assets or liabilities, business operations or financial condition, and all computer programs or storage or any equipment containing such information. “Borrower” has the meaning ascribed thereto in the introductory paragraph hereof. “Borrowing Request” means a written request for funding of any Term Loan, substantially in the form of Exhibit A. “Business Day” means (i) any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York, New York or, if different, the city and state where Lender’s Office is located, (ii) any day that any of the Federal Reserve Bank of New York or the New York Stock Exchange is closed, and (iii) any other day included in the recommended holiday schedule of the Loan Syndications and Trading Association for calculating delayed compensation; provided, that, if such day relates to any interest rate settings as to a Loan that is based on SOFR, any fundings, disbursements, settlements, and payments in respect of any Loan accruing interest based upon the SOFR Index Rate, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Loan, the term “Business Day” means any such day that is also a U.S. Government Securities Business Day. “Capital Expenditures” means, with respect to any Person, all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases that is capitalized on the balance sheet of such Person including in connection with a sale leaseback transaction) by such Person for the acquisition or leasing of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) that are required to be capitalized under GAAP on a balance sheet of such Person. For purposes of this definition, the amount of any Capital Expenditure in connection with the purchase of any of equipment that is purchased simultaneously with the trade-in of existing equipment owned by such Person thereof or with insurance proceeds shall be the result of (i) the gross amount of the purchase price, minus (ii) the credit granted by the seller of such equipment for such equipment being traded in at such time, or the amount of such proceeds, as the case may be.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -4- “Capital Lease” means any lease which, in accordance with GAAP, is required to be capitalized for financial reporting purposes. “Cash Equivalents” means any of the following types of property, to the extent owned by Borrower or any of its Subsidiaries free and clear of all Liens (other than Permitted Liens): (a) cash, denominated in Dollars; (b) readily marketable direct obligations of the government of the United States or any agency or instrumentality thereof, or obligations the timely payment of principal and interest on which are fully and unconditionally guaranteed by the government of the United States or any state or municipality thereof, in each case so long as such obligation has an investment grade rating by S&P and Moody’s; (c) commercial paper rated at least P-1 (or the then equivalent grade) by Moody’s and A-1 (or the then equivalent grade) by S&P, or carrying an equivalent rating by a nationally recognized rating agency if at any time neither Moody’s nor S&P shall be rating such obligations; (d) insured certificates of deposit or bankers’ acceptances of, or time deposits with Lender or with any commercial bank that (i) is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in the first portion of clause (c) above, (iii) is organized under the laws of the United States or of any state thereof and (iv) has combined capital and surplus of at least Two Hundred Fifty Million Dollars ($250,000,000); (e) readily marketable general obligations of any corporation organized under the laws of any state of the United States of America, payable in the United States of America, expressed to mature not later than twelve months following the date of issuance thereof and rated A or better by S&P or A3 or better by Moody’s; and (f) readily marketable shares of investment companies or money market funds that, in each case, invest solely in the forgoing Investments described in clauses (a) through (e) above. “Cash Operating Expenses” means total GAAP operating expenses, excluding: (i) stock-based compensation expense, (ii) depreciation and amortization, (iii) asset impairment charges, (iv) non-recurring transaction expenses that have been approved in writing by Lender, (v) non-cash charges, expenses, and losses, and (vi) Torii collaboration and common wart study related activity, in each case as determined in accordance with GAAP. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any Law, rule, regulation or treaty; (b) any change in any Law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority; or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything to the contrary contained herein: (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or the implementation thereof and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law” regardless of the date enacted, adopted or issued or implemented. “Change of Control” means (a) any transaction or series of related transactions in which any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -5- 1934) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of Equity Interests then outstanding of Borrower ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the Board of Directors of Borrower, who did not have such power before such transaction or (b) during any period of twelve (12) consecutive months, a majority of the members of the Board of Directors of Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body, (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body, or (iv) who were elected by the holders of the voting stock of Borrower at any annual or special meeting of stockholders of Borrower duly called and held in accordance with applicable law. “Chattel Paper” means, as to any Person, all chattel paper (as that term is defined in the UCC), including electronic chattel paper (as that term is defined in the UCC), now owned or hereafter acquired by such Person (or in which such Person has rights or the power to transfer rights to a secured party). “Claims” means, collectively, any claim or cause of action based upon or arising out of this Agreement, the other Loan Documents or any of the transactions contemplated hereby or thereby, including contract claims, tort claims, breach of duty claims, and all other common law or statutory claims. “Closing Date” means August 3, 2026. “Closing Date Accounts” has the meaning ascribed thereto in Section 5.12(a). “CME Term SOFR Page” means, as of any time on any SOFR Index Adjustment Date, the display designated as “CME Term SOFR Rates” on the website of CME Group Benchmark Administration Limited at such time on such date (or, if such display is unavailable, then on any successor or substitute page of such service, or any successor to, or substitute for, such service, providing rate quotations comparable to those currently provided on such page of such service, as reasonably determined by Lender from time to time for purposes of providing forward-looking term rates for SOFR). “Code” means the U.S. Internal Revenue Code of 1986, as amended. “Collateral” means all assets and interests in assets and proceeds thereof now owned or hereafter acquired by any Loan Party or any of their respective Subsidiaries in or upon which a Lien is granted by such Person in favor of the Lender under any of the Loan Documents, including without limitation, any Collateral Documents; provided that, notwithstanding the foregoing, “Collateral” shall not include Excluded Property (as defined in the Security Agreement) of any such Loan. “Collateral Access Agreement” means a landlord waiver, bailee letter, or acknowledgement agreement between Lender and any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in any Loan Party’s or any of its Subsidiaries’ books and records, Equipment, or Inventory, in each case, in form and substance reasonably satisfactory to Lender. “Collateral Accounts” means all commodity accounts, deposit accounts and securities accounts (in each case, as defined in the UCC) of any Loan Party, other than the Excluded Accounts.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -6- “Collateral Documents” means, collectively: (a) this Agreement; (b) each Control Agreement entered into in connection with this Agreement; (c) the Security Agreement; (d) the Copyright Security Agreement; (e) the Patent Security Agreement; (f) the Trademark Security Agreement; (g) all Collateral Access Agreements, (h) any guaranty, security Agreement or other document similar to the documents referred to in clauses (a) through (g) of this definition executed on or after the Closing Date pursuant to the terms hereof or otherwise in connection with the transactions contemplated hereby; and (i) all financing statements (or comparable documents now or hereafter filed in accordance with the Uniform Commercial Code or other comparable Law) against Borrower or any other Loan Party or any other Loan Document as debtor in favor of Lender as secured party. “Commitment” means Lender’s commitment to make a Loan under this Agreement. “Compliance Certificate” means a certificate substantially in the form of Exhibit B, which shall include, without limitation, confirmation of (i) Borrower’s compliance with the financial covenants set forth in Section 5.13 hereof, (ii) that no Default or Event of Default has occurred, and (iii) that Borrower has not created any new Subsidiaries without complying with the terms of this Agreement governing any such creation. “Consolidated EBITDA” means, for any period, (a) Consolidated Net Income; plus, without duplication, (b) Consolidated Interest Expense (net of interest income) to the extent deducted in the determination of such Consolidated Net Income; plus (c) all amounts treated as expenses for depreciation and the amortization of intangibles of any kind, but in each case only to the extent deducted in the determination of such Consolidated Net Income; plus (d) all accrued taxes on or measured by income but only to the extent deducted in the determination of such Consolidated Net Income, plus (e) any unusual or non-recurring non-cash losses to the extent deducted in the determination of such Consolidated Net Income for such period; provided, that if any such non-cash losses referred to in this clause (e) represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be deducted from Consolidated EBITDA to such extent, plus (f) to the extent deducted in the determination of such Consolidated Net Income, fees and expenses incurred, or amortization thereof, during such period in connection with, to the extent permitted hereunder, any Disposition, any incurrence of Debt, any issuance of Equity Interests or any amendments or waivers of the Loan Documents consummated during such period; provided, the amount permitted to be added back pursuant to this clause (f) shall not exceed Five Hundred Thousand Dollars ($500,000) for such transaction during such period, plus (g) the addbacks and adjustments for such period identified on Schedule 1.01 hereto as of the Closing Date, minus (h) any unusual or non-recurring gains to the extent included in the determination of such Consolidated Net Income for such period, excluding any non-cash gains to the extent they represent the reversal of an accrual or reversal of a potential cash item that reduced Consolidated EBITDA in any prior

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -7- period and any non-cash gains with respect to cash actually received in a prior period so long as such cash did not increase Consolidated EBITDA in such prior period; provided that, for purposes of the calculation of Consolidated EBITDA for any period and without duplication of any other add-back or adjustment, Consolidated Net Income for such period shall be computed without giving effect to any non-cash extraordinary, non-recurring, transactional or unusual gains that would otherwise be added, or non-cash extraordinary, non-recurring transactions or unusual losses or expenses that would otherwise be deducted, in calculating Consolidated Net Income for such period. “Consolidated Interest Expense” means, for any period determined on a consolidated basis, total interest expense (including that attributable to Capital Leases) of Borrower and its Subsidiaries for such period with respect to all outstanding Debt of Borrower and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances), calculated on a consolidated basis for Borrower and its Subsidiaries for such period in accordance with GAAP. “Consolidated Net Income” means, for any period, for Borrower and its Subsidiaries on a consolidated basis, net income (or loss) for such period, but excluding (without duplication): (a) any income of any Person if such Person is not a Loan Party, except that a Loan Party’s direct or indirect equity in the net income of any such Person for such period shall be included in such computation of net income (or loss) up to the aggregate amount of cash actually distributed by such Person during such period to a Loan Party as a dividend or other distribution; and (b) net income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of that income is prohibited by operation of the terms of its Organizational Documents or any Contractual Obligation or Laws applicable to such Subsidiary or by which Subsidiary is bound. “Contractual Obligation” means, as to any Person, any document or other agreement or undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means (other than when used in the terms “Change of Control” and “Control Agreement”) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto. “Control Agreement” means any agreement entered into among a depository institution, commodities intermediary or securities intermediary at which a Loan Party maintains a Collateral Account, such Loan Party and Lender, pursuant to which Lender obtains control (within the meaning of the UCC) over such Collateral Account. “Copyright Security Agreement” has the meaning ascribed thereto in the Security Agreement. “Credit Extensions” means all of the following: (a) any Term Loan, and (b) all Protective Advances. “Credit Outstandings” means, as of any date of determination, the then Outstanding Amount of all Credit Extensions and the Prepayment Fee (if any, that is due and payable as of such date of determination) owing with respect thereto. “DAU” means an applicator of YCANTH dispensed for use, in accordance with Borrower’s standard definition.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -8- “Debt” means, as to any Person as of any date of determination, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial letters of credit), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) any obligation under swap or hedge contracts to which such Person is a party and any net unrealized gain or loss (after any offset) resulting from such obligations; (d) all obligations of such Person to pay the deferred purchase price of property or services when due and payable (other than trade accounts payable in the ordinary course of business not (i) past due for more than one hundred eighty (180) days or (ii) outstanding for more than three hundred sixty (360) days after the date on which such trade account payable was created); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) the amount of Attributable Debt in respect of all capital lease obligations and Synthetic Lease Obligations of such Person; (g) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty; (h) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances; (i) all Earn-Out Obligations of such Person; (j) any other Off-Balance Sheet Liability of such Person; (k) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Disqualified Equity Interest, valued, in the case of a Disqualified Equity Interest that is a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and (l) all Guarantees of such Person in respect of any Debt referred to in the immediately preceding clauses (a) through (k). For all purposes hereof, the Debt of any Person shall include the Debt of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Debt is expressly made non-recourse to such Person. “Default” means any Event of Default or any event or condition that, with the giving of notice, the passage of time, or both, would constitute an Event of Default. “Default Rate” means an interest rate equal to the sum of: (a) the Base Rate then in effect, plus (b) three percent (3.00%) per annum. “Deposit Account” means any deposit account (as that term is defined in the UCC). “Disposition” means the sale, assignment, transfer, conveyance, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including without limitation any transfer of assets by way of division, and any sale, assignment, transfer, conveyance or other disposal, with or without recourse, of any notes or Accounts or any rights and claims associated therewith. The term “Dispose” has a meaning correlative thereto. “Disqualified Equity Interest” means any Equity Interest of any Person that, by its terms (or by the terms of any Equity Interest or other security into which it is convertible or for which it is exchangeable at the option of the holder thereof), or upon the happening of any event or circumstance, matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than in connection with a change of control, fundamental change or an asset sale, but any repurchase as a result thereof shall be subject to the prior or concurrent payment in full of all Obligations), in whole or in part, or requires or mandates other payments or distributions in cash, in each case, on or prior to the date that is twelve (12) months after the Maturity Date.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -9- “Division” means, in reference to any Person which is an entity, the division of such Person into two (2) or more separate Persons, with the dividing Person either continuing or terminating its existence as part of such division, including, without limitation, as contemplated under Section 18-217 of the Delaware Limited Liability Company Act for limited liability companies formed under Delaware law, Section 17- 220 of the Delaware Revised Uniform Limited Partnership Act for limited partnerships formed under Delaware law, or any analogous action taken pursuant to any other Applicable Law with respect to any corporation, limited liability company, partnership or other entity. “Documents” means, as to any Person, all documents (as that term is defined in the UCC) now owned or hereafter acquired by such Person (or in which such Person has rights or the power to transfer rights to a secured party), wherever located, including all bills of lading, dock warrants, dock receipts, warehouse receipts, and other documents of title, whether negotiable or non-negotiable. “Dollar” and “$” mean lawful money of the United States. “Draw Period” is the period commencing on the date Closing Date and ending on the Maturity Date. “Due Diligence Certificate” means the perfection certificate dated as of the Closing Date in form and substance acceptable to Lender. “Earn-Out Obligations” means all obligations of the Loan Parties consisting of earn-outs related to the enhanced performance of an entity acquired in connection with an Acquisition or other content payments (including purchase price adjustments, noncompetition and consulting agreements, other indemnity obligations for then-known claims, royalty payments and sale, or development and other milestone payments), calculated in accordance with GAAP as the estimated amount thereof for the applicable Acquisition, which determination shall be made on the date the definitive documentation for the applicable Acquisition is entered into. “Electronic Platform” means an electronic system for the delivery of information (including documents), such as Debt Domain, IntraLinks On Demand Workspaces™ or DXSyndicate™, that may or may not be provided or administered by Lender or an Affiliate thereof. “Environmental Claims” means all claims, however asserted, by any Governmental Authority or other Person alleging Environmental Liabilities. “Environmental Laws” means all Laws relating to pollution, the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials or wastes, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of Borrower, any other Loan Party, or any of their respective Subsidiaries directly or indirectly resulting from or based upon: (a) violation of any Environmental Law; (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials; (c) exposure to any Hazardous Materials; (d) the Release or threatened Release of any Hazardous Materials; or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -10- “Equipment” means, as to any Person, all equipment (as that term is defined in the UCC) now owned or hereafter acquired by such Person (or in which such Person has rights or the power to transfer rights to a secured party), wherever located, including any and all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other similar tangible personal property (other than Inventory) of every kind and description, and all parts, accessories and accessions thereto and substitutions and replacements therefor. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, limited liability company, member or trust interests therein), whether voting or non-voting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “Equity Issuance” means any issuance by any Loan Party or Subsidiary thereof to any Person of its Equity Interests or receipt of capital contributions on account of any such issuance, other than: (a) any issuance of its Equity Interests pursuant to the exercise of options or warrants; (b) any issuance of its Equity Interests pursuant to the conversion of any debt securities to equity or the conversion of any class of equity securities to any other class of equity securities; (c) any issuance of options or warrants relating to its Equity Interests; (d) any issuance of Equity Interests of Borrower the proceeds of which are contributed to Borrower for the purpose of financing growth Capital Expenditures of Borrower and its Subsidiaries to the extent such proceeds are used for such purpose; and (e) any issuance by any Loan Party or any Subsidiary thereof of any of their respective Equity Interests to any parent thereof or any other Loan Party. The term “Equity Issuance” shall not be deemed to include any Disposition. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Loan Party or any Subsidiary thereof within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means any of the following: (a) a Reportable Event with respect to a Pension Plan; (b) the incurrence by any Loan Party or any ERISA Affiliate of any liability with respect to a withdrawal by any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the incurrence by any Loan Party or any ERISA Affiliate of any liability with respect to a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multiemployer Plan or the receipt by any Loan Party or any ERISA Affiliate of notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (g) the imposition of any liability under Title IV of ERISA, other than for PBGC

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -11- premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate; or (h) a failure by any Loan Party or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules in respect of a Pension Plan, whether or not waived, or the failure by any Loan Party or ERISA Affiliate to make any required contribution to a Multiemployer Plan. “Event of Default” has the meaning ascribed thereto in Section 7.01. “Event of Loss” means, with respect to any property of any Loan Party, any of the following: (a) any loss, destruction or damage of such property; or (b) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such property, or confiscation of such property or the requisition of the use of such property. “Excess Cash Flow” means, for any Fiscal Quarter, the positive amount, if any, by which: (a) Consolidated EBITDA for such period exceeds (b) the sum for such period of (in each case, without duplication and solely to the extent not included in the calculation of Excess Cash Flow for any prior period): (i) the amount of Capital Expenditures actually made in cash by the Loan Parties and their Subsidiaries during such period (net of any insurance proceeds, condemnation awards or proceeds relating to any long-term Debt (other than revolving Debt) with respect to such expenditures); plus (ii) taxes paid in cash by Loan Parties and their Subsidiaries during such period; plus (iii) Consolidated Interest Expense (exclusive of any debt discount) paid in cash by Loan Parties and their Subsidiaries; plus (iv) the aggregate scheduled principal amount of Debt of the Loan Parties and their Subsidiaries paid in cash, including, without limitation, in connection with any Debt hereunder (including any mandatory prepayment (other than any mandatory prepayment made pursuant to Section 2.03(c)(v)) to the extent the proceeds giving rise to such payment were included in Consolidated Net Income), or on account of any Capital Leases; plus (v) increases in working capital; plus (vi) any prepaid expenses and other payments made with respect to Director and Officer insurance; plus (vii) any Investment permitted under Section 6.02 made in cash; plus (viii) other adjustments approved by Lender in writing from time to time. “Excess Cash Flow Certificate” means a certificate substantially in the form of Exhibit C. “Exchange Act” means the Securities Exchange Act of 1934. “Excluded Account” means (i) accounts exclusively used for payroll, payroll taxes and other employee wage and benefit programs to or for the benefit of Borrower’s or any Guarantor’s employees, which shall in no event hold in the aggregate more than an amount reasonably expected to meet such payroll expenses for the following calendar month, including bonuses and other payments to be paid within the following calendar month, (ii) accounts exclusively used to hold cash or Cash Equivalents that serve as collateral or security permitted under Section 6.01(l), (p), (s) and (v), (iii) the Governmental Collection Account (if any), and (iv) other accounts with balances or assets which do not exceed $500,000 in the aggregate at any one time. “Excluded Taxes” means, with respect to Lender or any other recipient of any payment to be made by or on account of any obligation of Borrower or any other Loan Party hereunder or under any Loan Document: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed as a result of such Person being organized under the laws of, or having its principal office or, in the case of Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) which are Other Connection Taxes; (b) in the case of Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of Lender with respect to an applicable interest in the Loans or its Commitments pursuant to applicable Law in effect on the date on which (i) Lender acquires such interest in the Loans or its Commitments (other than pursuant to an assignment request by the Borrower) or (ii) Lender changes its

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -12- Lending Office, except in each case to the extent that, pursuant to Section 2.07, amounts with respect to such Taxes were payable either to Lender’s assignor immediately before Lender became a party hereto or to Lender immediately before it changed its Lending Office; (c) Taxes attributable to any failure to comply with the requirements of Section 2.07(g); and (d) any United States federal withholding Taxes imposed under FATCA. “FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended. “FDA” means the United States Food and Drug Administration. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, then the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if no such rate is so published on such next succeeding Business Day, then the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of one-hundredth of one percent (0.01%)) charged to major money center banks on such day on such transactions as determined by Lender and (c) if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Final Payment” has the meaning ascribed thereto in Section 2.04(a). “Final Payment Amount” means, if such amount is positive, the amount by which (i) a sixteen percent (16.00%) gross internal rate of return on the aggregate principal amount of Term Loans made hereunder (calculated from the draw date of each such Term Loan to the Liquidity Event Date), exceeds (ii) the sum of all interest, including PIK Interest accreted, principal and fees paid as of such Liquidity Event Date (without giving effect to any incremental amount of interest attributable to imposition of the Default Rate). If the amount resulting from the calculation set forth in the immediately preceding sentence is not positive, the Final Payment Amount shall be deemed to be Zero Dollars ($0). In furtherance of the foregoing, the Lender and Borrower agree that, absent manifest error, and so long as such function remains available, the calculation of the Final Payment Amount shall be made using the Microsoft Excel XIRR function (or the then-existing replacement or successor function thereof), with the following inputs: (i) the principal amount of each Term Loan, treated as a negative cash flow on its respective draw date; (ii) all payments of interest (including accreted PIK Interest), principal and fees received by the Lender from and after the applicable draw date through and including the Liquidity Event Date, each treated as a positive cash flow on the date received (without giving effect to any incremental amount of interest attributable to the imposition of the Default Rate), and (iii) the dates of such cash flows. “First Rate Step-Down Condition” means Borrower’s revenue from YCANTH earned during two (2) consecutive Fiscal Quarters ending after the Closing Date is equal to or greater than the amount of Borrower’s projected revenue from YCANTH set forth in the Board-Approved Budget for the same two (2) consecutive Fiscal Quarters. Borrower shall notify Lender in writing (a "Step-Down Certificate") that the First Rate Step-Down Condition has been achieved, together with supporting financial detail, and the

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -13- First Rate Step-Down Condition shall be deemed to have occurred as of the last day of the second such Fiscal Quarter unless Lender delivers a written objection to Borrower within ten (10) Business Days of receipt of such Step-Down Certificate, which objection must specify in reasonable detail the basis on which Lender disputes that the condition has been met. “Fiscal Quarter” means, as of any date of determination with respect to Borrower or any Subsidiary thereof, each calendar quarter occurring during each Fiscal Year. “Fiscal Year” means, as of any date of determination with respect to Borrower or any Subsidiary thereof, a calendar year which ends on December 31 of each calendar year. “Floor” means a rate of interest equal to four and one-half of one percent (4.50%) per annum. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Account Debtor” means an Account Debtor making payments under Medicare, Medicaid, TRICARE and any other health care program operated by or financed in whole or in part by any federal, state or local government (but specifically excluding Medicare Advantage plans). “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, any supra-national bodies such as the European Union or the European Central Bank). “Governmental Collection Account” means, if applicable, is a segregated operating account(s) held by Borrower for the sole purpose of receiving the proceeds of Accounts payable by Governmental Account Debtors. “Guarantee” means, as to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Debt or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, whether direct or indirect: (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation; (b) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Debt or other obligation of the payment or performance of such Debt or other obligation; (c) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation; or (d) entered into for the purpose of assuring in any other manner the obligee in respect of such Debt or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -14- “Guarantors” means, collectively, each Person who, on or following the date hereof pursuant to the terms of any Loan Document, has executed or is required to execute a Guaranty of all or any portion of the Obligations or a third-party pledge agreement (or similar document), as pledgor or in a pledgor capacity, in favor of the Lender with respect to all or any portion of the Obligations. “Guaranty” means any guaranty or third-party pledge agreement (or similar document), in form and substance satisfactory to Lender, made by a Person for the benefit of the Lender. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Healthcare Laws” means all applicable laws relating to the research, manufacturing, possession, ownership, warehousing, marketing, promoting, sale, labeling, furnishing, distribution or delivery of pharmaceutical products, including, without limitation, (a) all federal and state fraud and abuse laws, including, without limitation, the federal Anti-Kickback Statute (42 U.S.C. §1320a-7b(b)), the Stark Law (42 U.S.C. §1395nn), the civil False Claims Act (31 U.S.C. §3729 et seq.), the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)), the Anti-Inducement Law (42 U.S.C. § 1320a-7a(a)(5)), the exclusion laws (42 U.S.C. § 1320a-7); (b) HIPAA; (c) the Medicare Program (Title XVIII of the Social Security Act) and the Medicaid Program (Title XIX of the Social Security Act); (d) quality, safety and accreditation standards and requirements of all applicable state laws or regulatory bodies; (e) all laws, policies, procedures, requirements and regulations pursuant to which Healthcare Permits are issued; (f) the U.S. Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.); and (g) any and all comparable state or local laws and other applicable health care laws, regulations, manual provisions, policies and administrative directives, each of (a) through (g) as may be amended from time to time and the regulations promulgated pursuant to each such law. “Healthcare Permit” means, with respect to any Person, a permit issued or required under Healthcare Laws applicable to the business of Borrower, any Loan Party, or any of their Subsidiaries, or necessary in the research, manufacturing, possession, ownership, warehousing, marketing, promoting, sale, labeling, furnishing, distribution or delivery of pharmaceutical products under Healthcare Laws applicable to the business of Borrower, any Loan Party or any of their Subsidiaries. “HIPAA” means, collectively, the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic Clinical Health (HITECH) Act and the implementing regulations thereto. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in the immediately preceding clause (a), Other Taxes. “Indemnitees” means, collectively, Lender and each Related Party of Lender. “Information” has the meaning ascribed thereto in Section 8.07. “Intellectual Property” has the meaning ascribed thereto in the Security Agreement. “Interest Payment Date” means: (a) when an Event of Default has occurred and is continuing, the first Business Day of each Fiscal Quarter during the term hereof commencing with the first Business Day of the next Fiscal Quarter after the occurrence of the applicable Event of Default; and (b) the Maturity Date.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -15- “Inventory” means, as to any Person, all inventory (as that term is defined in the UCC) now owned or hereafter acquired by such Person (or in which such Person has rights or the power to transfer rights to a secured party), wherever located, including all inventory, merchandise, goods and other personal property that are held by or on behalf of such Person for sale or lease or are furnished or to be furnished under a contract of service or that constitute raw materials, work in process, finished goods, returned goods or materials or supplies of any kind. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person in another Person, whether by means of: (a) the purchase or other acquisition of capital stock equity or other securities or Equity Interests of another Person; (b) a loan, advance or capital contribution to, Guarantee or assumption of Debt of, or purchase or other acquisition of any other debt or Equity Interests in, another Person, including any partnership, limited liability company or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Debt of such other Person; or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute all or substantially all of the assets of (or any division or business line of) such other Person, or any other Acquisition. For purposes of covenant compliance, the amount of any Investment (i) shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person), (ii) if made by the transfer or exchange of property other than cash, shall be deemed to be the original principal or capital amount equal to the fair market value of such property at the time of such transfer or exchange, and (iii) if made in the form of a Guarantee or acquisition or assumption of Debt, shall be deemed the maximum principal amount of such Debt or maximum value of the obligation Guaranteed when made, as applicable. “Irish Subsidiary” means Verrica Ireland Limited, a Subsidiary of Borrower formed under the laws of the Republic of Ireland. “IRS” means the United States Internal Revenue Service or, as applicable, any successor agency. “Key Metrics Report” means a report detailing revenue, YCANTH Gross Margin Percentage, sales & marketing metrics, general & administrative metrics, research & development metrics, total operating expenses (including Cash Operating Expenses), non-GAAP operating loss, cash and Cash Equivalents, and DAUs; provided that calculation of YCANTH Gross Margin Percentage for such report shall be based on ex-factory units and monthly Net Revenue Percentage estimate until revenue for the applicable Fiscal Quarter is finalized, all with supporting documentation. “Laws” means, collectively, all international, foreign, federal, state and local laws, statutes, treaties, rules, authorities, guidelines, regulations, ordinances, codes and administrative or judicial precedents or judgments, orders, decrees, permits and other governmental restrictions, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations, concessions, grants, franchises and permits of, and agreements with, any Governmental Authority, including without limitation, all Healthcare Laws. “Lender” has the meaning ascribed thereto in the introductory paragraph hereof. “Lender’s Office” means Lender’s address as set forth on Schedule 8.02, or such other address or account as Lender may from time to time notify Borrower. “Lending Office” means, as to Lender, the account, office or offices as Lender may from time to time notify Borrower.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -16- “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any easement, right of way or other encumbrance on title to real property). “Liquidity” means, as of any date of determination, the sum of (i) the amount of Qualified Cash, plus (ii) the amount of accounts receivable owing to Borrower which arise in the ordinary course of Borrower’s business and are due and owing from Account Debtors deemed creditworthy by Lender acting in a commercially reasonable manner; provided that, as of the Closing Date, FFF Enterprises, Inc., Cencora, Inc., McKesson Corporation, DMS Pharmaceutical Group, Inc., Henry Schein, Inc., and their respective Affiliates shall be deemed creditworthy for purposes of this definition. Notwithstanding the foregoing, Borrower may request that an additional distributor be deemed creditworthy for purposes of the definition of Liquidity by delivering written notice to Lender (each, a "Distributor Designation Notice") identifying (a) the proposed distributor by its legal name and jurisdiction of organization, (b) the nature of the commercial relationship between Borrower and such distributor, and (c) such other information regarding such distributor as Lender may reasonably request within five (5) Business Days of receiving a Distributor Designation Notice. Lender shall have ten (10) Business Days after receipt of a complete Distributor Designation Notice (including any additional information timely requested) to notify Borrower in writing that Lender objects to such designation, which objection shall specify in reasonable detail the basis therefor and shall not be made unless Lender has determined, acting in a commercially reasonable manner, that such distributor does not meet Lender's creditworthiness standards. If Lender fails to deliver a written objection within such ten (10) Business Day period, such distributor shall automatically be deemed creditworthy for purposes of the definition of Liquidity as of the expiration of such period. With respect to Account Debtors included in the Liquidity definition, upon Lender becoming aware of (x) with respect to Account Debtors that have an “investment-grade” rating as of the Closing Date, the downgrading by a nationally recognized credit rating agency of any such Account Debtor from an “investment-grade” rating to a lower than “investment-grade” rating, or (y) the occurrence of any materially adverse event or existence of any materially adverse circumstance negatively affecting the creditworthiness of any such Account Debtor, Lender shall have the right, upon not less than ten (10) Business Days’ prior written notice to Borrower, to remove from inclusion in the calculation of Liquidity, accounts receivable that are owed to Borrower from any such Account Debtor. “Liquidity Event” means the earliest to occur of any of the following, in each case after the Closing Date: (a) any sale, license, or other disposition of fifty percent (50%) or more of the assets (including intellectual property) of Borrower; (b) any reorganization, consolidation, merger, sale of Borrower’s Equity Interests or other transaction or series of transactions resulting in a Change of Control; (c) refinancing of the Obligations by a third-party lender; (d) Borrower achieves T6M Annualized Total Revenue of [***] or more; (e) [***]; or (f) [***]. “Liquidity Event Date” means the first date after the Closing Date upon which any Liquidity Event occurs. “Loan” means any Term Loan or Protective Advance made (or to be made) hereunder. “Loan Documents” means, collectively, this Agreement, each Note, each Guaranty, each Collateral Document, the Due Diligence Certificate, any subordination agreement, intercreditor agreement, and all other present or future documents entered into by any Loan Party for the benefit of Lender (or any of them), in connection with this Agreement. “Loan Parties” means, collectively, Borrower and all Guarantors.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -17- “Lytix Agreement” means that certain Exclusive License Agreement, dated as of August 7, 2020, by and between Lytix Biopharma ASA, a company organized in Norway, and Borrower, as amended, restated, supplemented, or otherwise modified from time to time. “Market Disruption Event” means any of the following: (a) Lender determines in good faith and a commercially reasonable manner that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to the SOFR Index Rate or to determine or charge interest rates based upon such SOFR Index Rate or any Governmental Authority has imposed material restrictions on the authority of Lender to do any of the foregoing; or (b) the circumstances set forth in Section 2.02(e)(i) exist or the Scheduled Unavailability Date has occurred, and no SOFR Successor Rate has been determined in accordance with Section 2.02(e). “Material Adverse Effect” means a material adverse change in, or a material adverse effect on, (a) the operations, business, assets, properties, liabilities (actual or contingent), or financial condition of Borrower and its Subsidiaries, taken as a whole; (b) the ability of the Loan Parties, taken as a whole, to perform their obligations under the Loan Documents to which they are a party; or (c) the legality, validity, binding effect or enforceability of, or the rights or benefits available to (or remedies of) the Lender under the Loan Documents; provided however, that the inclusion of a going concern qualification, explanatory paragraph, or similar statement in the opinion of the Borrower's independent registered public accounting firm shall not, in and of itself, constitute a Material Adverse Effect. “Material Contract” means, with respect to any Loan Party and its Subsidiaries: (a) each contract or agreement, or series of contracts or agreements (irrespective of whether related to the same subject matter and including any related purchase orders), to which such Loan Party or any of its Subsidiaries is a party involving or reasonably expected to involve aggregate consideration under all such contract(s) and agreement(s) in excess of ten percent (10%) of the total revenue of Borrower and its Subsidiaries taken as a whole, in any calendar year; (b) the Torii Agreement; (c) the Lytix Agreement; and (d) each other contract or agreement the loss of which would reasonably be expected to result in a Material Adverse Effect. Each Material Contract existing on the Closing Date is listed on Schedule 4.21. “Material Foreign Market” means any jurisdiction or defined market outside the United States that, as of the last day of the most recently ended Fiscal Quarter for which financial statements are available, generated ten percent (10%) or more of consolidated revenue of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP. “Material Subsidiary” means any Subsidiary of the Borrower that, as of the last day of the most recently ended Fiscal Quarter for which financial statements are available, individually: (a) contributed five percent (5%) or more of consolidated total assets of the Borrower and its Subsidiaries, or (b) generated five percent (5%) or more of consolidated revenue of the Borrower and its Subsidiaries, in each case determined on a consolidated basis in accordance with GAAP. “Maturity Date” means December 31, 2030. “Maximum Commitment Amount” has the meaning given to such term in the definition of “Term Loan Commitment Amount”. “Maximum Rate” means, at any time, the maximum rate of non-usurious interest permitted by applicable Laws.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -18- “Medicaid” means that means-tested entitlement program under Title XIX of the Social Security Act, which provides federal grants to states for medical assistance based on specific eligibility criteria, as set forth at Section 1396, et seq. of Title 42 of the United States Code, as amended, and any statute succeeding thereto. “Medical Reimbursement Programs” means a collective reference to Medicare, Medicaid and any other health care program operated by or financed in whole or in part by any foreign or domestic federal, state or local government and any other non-government funded third party payor programs. “Medicare” means that government-sponsored entitlement program under Title XVIII of the Social Security Act, which provides for a health insurance system for eligible elderly and disabled individuals, as set forth at 42 U.S.C. Section 1395, et seq., as amended, and any statute succeeding thereto. “Milestone Conditions” means, as of any date of determination (but no later than the date that is ten (10) Business Days prior to the Maturity Date), the satisfaction of all of the following conditions: (a) [reserved]. (b) Borrower has achieved T6M Annualized YCANTH Revenue of at least [***]; (c) the average sequential quarterly growth in DAU for the two (2) most recently completed Fiscal Quarters of Borrower is equal to at least [***]; (d) (i) YCANTH Gross Margin Percentage is not less than [***]; and (ii) actual Cash Operating Expenses incurred during the two (2) most recently completed Fiscal Quarters of Borrower does not exceed [***] of the amount of Cash Operating Expenses included in the Board-Approved Budget for such period; (e) the Borrower's common equity securities remain listed for trading on the Nasdaq Stock Market and have not been suspended from trading or delisted (other than a temporary trading halt applicable generally or otherwise not resulting from a failure to satisfy Nasdaq listing requirements); (f) no material and adverse regulatory action by the FDA or any other United States Governmental Authority, or any similar regulatory Governmental Authorities in any Material Foreign Market, is in effect with respect to YCANTH (including, without limitation, any clinical hold, any product recall, or any warning letter, in each case, that materially and adversely affects YCANTH); (g) no Event of Default has occurred and is continuing; and (h) no Material Adverse Effect has occurred and is continuing. Borrower may deliver to Lender a written certification (each, a "Milestone Certificate"), signed by a Responsible Officer, certifying that all Milestone Conditions have been satisfied and setting forth in reasonable detail the basis for such certification. Lender shall, within fifteen (15) days following receipt of a Milestone Certificate, either (A) confirm in writing to Borrower that the Milestone Conditions have been satisfied or (B) deliver to Borrower a written notice of objection setting forth in reasonable detail the specific Milestone Condition(s) that Lender reasonably believes have not been satisfied and the basis for such determination. Any objection by Lender must be reasonable and based on objective, verifiable information. If Borrower disputes any objection, Borrower may resubmit a revised Milestone Certificate and the process shall repeat. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA to which any Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Net Revenue Percentage” means, calculated on a trailing-Fiscal Quarter basis using the same inputs and methodology applied by Borrower for ASC 606 net revenue recognition in its SEC filings, the result of the following calculation, expressed as a percentage: (a) one (1); minus (b) (i) net YCANTH product revenue, divided by (ii) gross YCANTH product revenue. For purposes of the immediately above calculation, gross-to-net deductions shall include: (A) product returns, (B) government chargebacks pursuant to Medicare Part D, 340B, (C) Medicaid rebates, (D) managed care rebates, (E) patient co-pay assistance, and (F) distribution, data, and group purchasing organization administrative fees.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -19- “Note” means each promissory note (if any) executed and delivered by Borrower in favor of Lender evidencing that portion of the Credit Extensions owed to Lender, such note being in form and substance acceptable to Lender. “Obligations” means, collectively, all advances, debts, liabilities, guaranties, obligations, covenants and duties of each Loan Party to Lender, in each of the foregoing cases, under or in respect of any Loan Document, whether with respect to any Term Loan, any Protective Advance, any Prepayment Fee, the Final Payment, interest, fees, expenses, or otherwise, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, expenses, and fees that accrue after the commencement by or against any Loan Party or any Subsidiary thereof of any proceeding under any Bankruptcy Law naming such Person as the debtor in such proceeding, regardless of whether such interest, expenses, and fees are allowed claims in such proceeding. “OFAC” means the United States Office of Foreign Assets Control and any successor thereto. “Off-Balance Sheet Liability” of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any indebtedness, liability or obligation under any so-called “synthetic lease” transaction entered into by such Person, or (c) any indebtedness, liability or obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person (other than operating leases). “Organizational Documents” means: (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction) of such Person; (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement (or equivalent comparable documents with respect to any non-U.S. jurisdiction) of such Person; (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization (or equivalent or comparable documents with respect to any non-U.S. jurisdiction) of such Person; and (d) any agreement, instrument, filing or notice with respect thereto (other than routine filings as to registered agent, annual statements and similar notices and filings) filed in connection with such Person’s formation, governance, or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such Person. “Other Connection Taxes” means, with respect to Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party under any Loan Document, Taxes imposed as a result of a present or former connection between such Person and the jurisdiction imposing such Tax (other than connections arising from such Person having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than pursuant to an assignment request by a Loan Party).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -20- “Outstanding Amount” means, with respect to any Loans on any date, the aggregate outstanding principal amount thereof after giving effect to prepayments or repayments of such Loans or the making of such Loans, as the case may be, occurring on such date. “Paid in Full” or “Repaid in Full” (or any variation thereof, such as “payment in full” or “repayment in full”) means, with respect to any Obligations, the indefeasible payment in full of such Obligations (other than Unasserted Obligations) in cash (or otherwise to the written satisfaction, in such holder’s discretion, of the holder thereof), and, in the event any such Obligations are paid over time or modified pursuant to Section 1129 of the Bankruptcy Code (or any similar provision of any other applicable Bankruptcy Law), shall further mean that the holder thereof shall have received the final payment due on account of such Obligations. For purposes of the foregoing, the “holder” of any applicable Obligations shall be deemed to be the Person entitled to receipt of payment thereof. Notwithstanding the foregoing, the Obligations shall not be deemed to have been “Paid in Full” until all Commitments have expired or been terminated in accordance with their terms. “Participant” has the meaning ascribed thereto in Section 8.06(b). “Participant Register” has the meaning ascribed thereto in Section 8.06(b). “Patent Security Agreement” has the meaning ascribed thereto in the Security Agreement. “Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means any employee pension benefit plan (as that term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Loan Party or any ERISA Affiliate or to which any Loan Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years. “Permit” means any permit, approval, authorization, certification, license, consent, exemption, variance, accreditation or permission required from or issued or granted by a Governmental Authority under any applicable Law or any accrediting organization, including without limitation, any Healthcare Permit. “Permitted Acquisition” means the purchase or other acquisition of all of the Equity Interests (other than qualifying directors’ shares) in, or all or substantially all of the property of, or all or substantially all of any business or division of, any Person (other than any joint venture owned by another Person that is purchased or acquired) that, upon the consummation thereof, will be wholly owned directly by the Borrower or one or more of its wholly owned Subsidiaries (including as a result of a merger or consolidation); provided that, with respect to each Permitted Acquisition: (a) any such newly-created or acquired Subsidiary shall comply with the requirements of Section 5.17; (b) the lines of business of the Person to be (or the property of which is to be) so purchased or otherwise acquired shall be a Related Business;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -21- (c) in the case of a purchase or other acquisition of the Equity Interests of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such purchase or other acquisition; (d) the total cash and non-cash consideration paid by or on behalf of the Borrower and its Subsidiaries for any such purchase or other acquisition, when aggregated with the consideration paid by or on behalf of the Borrower and its Subsidiaries for all other Permitted Acquisitions after the Closing Date shall not exceed the aggregate amount of $1,500,000 in any Fiscal Year and an aggregate cumulative amount of $3,000,000; (e) immediately before and after giving effect to any such purchase or other acquisition, no Default or Event of Default, shall exist or result therefrom; and (f) the Borrower shall have delivered to the Lender, at least 10 Business Days prior to the date on which any such purchase or other acquisition is to be consummated, a written notice describing such transaction, and thereafter, if requested by any Lender for any such transaction involving consideration in excess of $500,000, (i) historical financial statements of or related to the Person or assets to be acquired, (ii) twelve month projections for such Person or assets to be acquired and for the Borrower after giving effect to such transaction, and (iii) material documentation and other information relating to such transaction and reasonably requested by the Lender. “Permitted Liens” has the meaning ascribed thereto in Section 6.01. “Permitted Protest” means the right of any Loan Party or any of its Subsidiaries to protest any Lien (other than any Lien that secures the Obligations), taxes, or rental payment; provided, that (a) a reserve with respect to such obligation is established on such Loan Party’s or its Subsidiaries’ books and records in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by such Loan Party or its Subsidiary, as applicable, in good faith, and (c) Lender is satisfied that, while any such protest is pending, there will be no impairment of the (i) enforceability or validity, (ii) or priority with respect to material Collateral, in each case, of any of Lender’s Liens. “Permitted Subordinated Debt” means Debt incurred after the Closing Date by the Borrower or the Subsidiaries that is (i) subordinated to the Obligations and all other Debt owing from the Borrower or the Subsidiaries to the Lender pursuant to a written subordination agreement satisfactory to the Lender in its sole discretion and (ii) in an amount and on terms approved by the Lender in its sole discretion. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “PIK Interest” means interest on the unpaid principal amount of the Term Loans that is paid in kind (and not in cash) and added to the principal balance of the Term Loans in accordance with Section 2.02. “Plan” means any employee benefit plan (as such term is defined in Section 3(3) of ERISA) established by any Loan Party or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate. “Prepayment Event” has the meaning ascribed thereto in Section 2.03(d). “Prepayment Fee” means in connection with any voluntary prepayment of the Obligations, or repayment of the Obligations upon or following acceleration due to an Event of Default, in each case, with

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -22- respect to all or any portion of the outstanding principal balance of the Term Loans, one percent (1.00%) of the amount of the Term Loans subject to such prepayment or acceleration. Notwithstanding the foregoing, no Prepayment Fee shall be required in connection with repayment on the Maturity Date, or mandatory prepayments under Section 2.03(c)(v) (Excess Cash Flow), Section 2.03(c)(vi) (VP-315 Proceeds Sweep), Section 2.03(c)(vii) (YCANTH Proceeds Sweep), or Section 2.03(c)(viii) (Liquidity Event). “Proceeds” means proceeds (as that term is defined in the UCC). “Protective Advances” has the meaning ascribed thereto in Section 7.02(c). “Public Lender” has the meaning ascribed thereto in Section 8.02(b)(ii). “Qualified Cash” means, as of any date of determination, the aggregate amount of unrestricted cash and Cash Equivalents of Borrower on such date that is in a Deposit Account subject to a Control Agreement in favor of Lender and that is not subject to any Lien in favor of any Person (other than (i) Liens in favor of Lender under the Loan Documents, and (ii) Liens permitted under Section 6.01(i)). “Refinancing Indebtedness” means Debt that is the result of a renewal, modification, refinancing, refunding, replacement, or extension of Debt permitted under Section 6.03(b); provided that: (a) the amount of such Debt is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder; and (b) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Debt, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or Lender than the terms of any agreement or instrument governing the Debt being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Debt does not exceed the then-applicable market interest rate. “Related Business” means any business that is the same, similar or otherwise reasonably related, ancillary or complementary to the business of Borrower on the Closing Date. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, members, directors, officers, employees, agents, trustees, administrator, managers, advisors, consultants, service providers and representatives of such Person and of such Person’s Affiliates. “Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment (including ambient air, indoor air, surface water, groundwater, land surface or subsurface strata). “Remedial Action” means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) restore or reclaim natural resources or the environment, (d) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (e) conduct any other actions with respect to Hazardous Materials required by Environmental Laws. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty-day notice period has been waived.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -23- “Responsible Officer” means, with respect to each Loan Party, the chief executive officer, president, chief financial officer, treasurer, controller or assistant treasurer or any vice president of such Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means, as to any Person: (a) any declaration or payment of any dividend or the making of any other payment or distribution, directly or indirectly, (whether in cash, securities or other property) with respect to any Equity Interests of such Person (including any payment on account of Equity Interests issued by such Person in connection with any merger or consolidation involving such Person) (other than dividends or distributions payable in Equity Interests (other than Disqualified Equity Interests) issued by such Person); (b) any payment, purchase, repurchase, redemption, making of any sinking fund or similar payment, or other acquisition or retirement for value (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interest of such Person (whether pursuant to put right or otherwise); (c) any making of any payment to retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire Equity Interests of such Person now or hereafter outstanding; (d) any payment of principal or interest or any purchase, redemption, retirement, acquisition or defeasance with respect to any Earn-Out Obligations or any other Debt of such Person, in each case, which is subordinated to the payment of the Obligations; (e) the acquisition for value by such Person of any Equity Interests issued by such Person or any other Person that Controls such Person; (f) payment of any management, consulting, servicing or other similar fees payable to any shareholder or other Affiliate of any Loan Party; and (g) any other transaction that has a similar effect as clauses (a) through (f) of this definition. “Sanctioned Entity” means (a) a country or territory or a government of a country or territory, (b) an agency of the government of a country or territory, (c) an organization directly or indirectly controlled by a country or territory or its government, or (d) a Person resident in a country or territory, in each case of clauses (a) through (d) that is a target of comprehensive country-wide or territory-wide Sanctions. “Sanctioned Person” means, at any time (a) any Person named on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC, OFAC’s consolidated Non-SDN list or any other Sanctions-related list maintained by any applicable Governmental Authority, (b) a Person or legal entity that is a target of Sanctions, (c) any Person operating, organized or resident in a Sanctioned Entity, or (d) any Person directly or indirectly 50% or more owned or otherwise controlled (individually or in the aggregate) by or acting on behalf of any such Person or Persons described in clauses (a) through (c) above. “Sanctions” means individually and collectively, respectively, any and all economic sanctions, trade sanctions, financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes anti-terrorism laws and other sanctions laws, regulations or embargoes, including those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future executive order, (b) the United Nations Security Council, (c) the European Union or any European Union member state, (d) His Majesty’s Treasury of the United Kingdom, or (d) any other Governmental Authority with jurisdiction over Lender or any Loan Party or any of their respective Subsidiaries. “Scheduled Unavailability Date” has the meaning ascribed thereto in Section 2.02(e)(iii). “SEC” means the United States Securities and Exchange Commission and any successor thereto.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -24- “Second Rate Step-Down Condition” means (a) Borrower has achieved the First Rate Step-Down Condition; and (b) Borrower’s revenue from YCANTH earned during the two (2) consecutive Fiscal Quarters immediately following Borrower’s achievement of the First Rate Step-Down Condition is equal to or greater than the amount of Borrower’s projected revenue from YCANTH set forth in the Board- Approved Budget for the same two (2) consecutive Fiscal Quarters. The Step-Down Certificate process set forth in the definition of "First Rate Step-Down Condition" shall apply mutatis mutandis to the determination of the Second Rate Step-Down Condition. “Security Agreement” means a Security Agreement, dated as of the date of this Agreement, in form and substance satisfactory to Lender, executed and delivered by each of the Loan Parties to Lender, as amended, restated, supplemented or otherwise modified from time to time. “SOFR” means, a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Index Adjustment Date” means (a) the Closing Date and (b) thereafter, the first Business Day of each calendar month as long as any Obligations remain outstanding. “SOFR Index Rate” means, as of any SOFR Index Adjustment Date, the greater of (a) the Floor and (b) the sum of (i) the rate per annum for the forward-looking term rate for SOFR for a period of one (1) month, which appears on the CME Term SOFR Page on or about 5:00 a.m. (Central time) on the date which is two (2) Business Days prior to such SOFR Index Adjustment Date, provided, that, to the extent that the rate described in this clause (b)(i) is not ascertainable pursuant to the foregoing provisions of this definition, then the rate described in this clause (b)(i) shall be the interest rate per annum determined by Lender in its commercially reasonable discretion in accordance with Section 2.02(e). “SOFR Screen Rate” means the SOFR quote on an applicable screen page that Lender designates to determine SOFR pursuant to Section 2.02 (or such other commercially available source providing such quotations as may be designated by Lender from time to time). “SOFR Successor Rate” has the meaning specified therefor in Section 2.02(e). “SOFR Successor Rate Conforming Changes” means, with respect to any proposed SOFR Successor Rate, any conforming changes to the definition of Base Rate, SOFR Index Rate, ABR Index Rate, SOFR Screen Rate, CME Term SOFR Page, Business Day, U.S. Government Securities Business Day, or any related, similar or analogous definitions (or the addition of a concept of “interest period”), timing and frequency of determining rates, making payments of interest, the applicability and length of lookback periods, and other technical administrative and operational matters as may be appropriate, in the commercially reasonable discretion of Lender, to reflect the adoption of such SOFR Successor Rate and to permit the administration thereof by Lender in a manner substantially consistent with market practice (or, if Lender determines in good faith and a commercially reasonable manner that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such SOFR Successor Rate exists, in such other manner of administration as Lender determines in good faith and a commercially reasonable manner is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents. “Solvent” means, with respect to any Person as of any date of determination, that (a) at fair valuations, the sum of such Person’s debts (including contingent liabilities) is less than all of such Person’s assets, (b) such Person is not engaged or about to engage in a business or transaction for which the remaining assets of such Person are unreasonably small in relation to the business or transaction or for which the property remaining with such Person is an unreasonably small capital, (c) such Person has not incurred and

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -25- does not intend to incur, or reasonably believe that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise), and (d) such Person is “solvent” or not “insolvent”, as applicable within the meaning given those terms and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5). “Specified Materials” means, collectively, all written materials provided by or on behalf of any Loan Party relating to the Loan Parties (or any of them) or any other materials or matters relating to the Loan Documents (including any amendments or waivers of the terms thereof or supplements thereto). “Subsidiary” of a Person means any other Person of which a majority of the Equity Interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of a Loan Party. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, together with any related schedules. “Synthetic Lease Obligation” means the monetary obligation of a Person under either: (a) a so called synthetic, off-balance-sheet or tax retention lease; or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “T6M Annualized Total Revenue” means, as of the date of determination, the product of (i) total net revenue received by Borrower during the two (2) most recently completed Fiscal Quarters, multiplied by (ii) two (2). “T6M Annualized YCANTH Revenue” means, as of the date of determination, the product of (i) net product revenue received by Borrower and attributable to YCANTH in the United States during the two (2) most recently completed Fiscal Quarters, multiplied by (ii) two (2). “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholdings), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to taxes or penalties applicable thereto.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -26- “Term Loan Commitment Amount” is Twelve Million Five Hundred Thousand Dollars ($12,500,000); provided further, that if Borrower achieves the Milestone Conditions, the Term Loan Commitment Amount shall thereafter be increased to an aggregate principal amount equal to Twenty-Seven Million Five Hundred Thousand Dollars ($27,500,000) (the “Maximum Commitment Amount”); provided further however, that in each case above, PIK Interest that has been added to the principal balance of the Term Loans shall not be included when calculating the aggregate principal amount for purposes of determining the Term Loan Commitment Amount. For avoidance of doubt, if the Milestone Conditions have been achieved in accordance with the definition of Milestone Conditions, the Milestone Conditions shall not be subsequently re-tested, and accordingly the Term Loan Commitment Amount shall remain at the Maximum Commitment Amount notwithstanding later changes in Borrower’s fulfillment of the Milestone Conditions. “Term Loan” and “Term Loans” have the meanings ascribed thereto in Section 2.01(a)(i). “Threshold Amount” means Seven Hundred Fifty Thousand Dollars ($750,000). “Torii Agreement” means that certain Collaboration and License Agreement, dated March 17, 2021, as amended by that certain First Amendment to Collaboration and License Agreement, dated as of May 14, 2024, and that certain Second Amendment to Collaboration and License Agreement, dated as of June 27, 2025, by and between Borrower and Torii Pharmaceutical Co., Ltd., a limited company organized in Japan (“Torii”), as amended, restated, supplemented, or otherwise modified from time to time. “Trademark Security Agreement” has the meaning ascribed thereto in the Security Agreement. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York, except when used in connection with the perfection of the Collateral, in which case, “UCC” means the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction with respect to such affected Collateral. “Unasserted Obligations” means, at any time, Obligations consisting of obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (except for the principal of and interest on, and fees relating to, any Debt) in respect of which no claim or demand for payment has been made (or, in the case of obligations for indemnification, no notice for indemnification has been issued by the Indemnitee) at such time. “Unfunded Pension Liability” means that the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is less than sixty percent (60%). “United States” and “U.S.” mean the United States of America. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “VP-315” means Ruxotemitide, an oncolytic peptide in-licensed by Borrower via an exclusive worldwide license to develop and commercialize Ruxotemitide for dermatologic oncology indications and which Borrower intends to focus initially on basal cell and squamous cell carcinomas as the lead indications for development.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -27- “VP-315 Net Cash Proceeds” means cash proceeds received by Borrower after the Closing Date from any VP-315 sublicense, co-development, or strategic partnership, less (i) all development costs of the VP-315 program incurred through the date of FDA approval, including without limitation clinical trial costs, manufacturing costs, and PDUFA filing fees, (ii) royalty and other payment obligations under the Lytix Agreement, and (iii) transaction expenses in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000). “Withholding Agent” means any Loan Party and Lender. “YCANTH” means Borrower’s product commonly known as YCANTH (cantharidin), a topical solution that is indicated for the topical treatment of molluscum contagiosum in adult and pediatric patients 2 years of age and older. “YCANTH Gross Margin Percentage” means (i) the difference of (A) U.S. net product revenue attributable to YCANTH, minus (B) U.S. cost of goods sold attributable to YCANTH, divided by (ii) U.S. net product revenue attributable to YCANTH, expressed as a percentage, calculated on a trailing two-Fiscal Quarter basis consistent with Borrower's GAAP reporting methodology in its SEC filings. "YCANTH Net Cash Proceeds" means cash proceeds received by Borrower after the Closing Date from any YCANTH commercialization partnership, license, or co-promotion agreement for YCANTH generated outside the United States and Japan, less (i) all development, regulatory, and other costs and obligations required to be performed by Borrower for or on behalf of the applicable licensee or partner under such agreement, and (ii) transaction expenses in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000). SECTION 1.02 CERTAIN RULES OF CONSTRUCTION. (a) General Rules. (i) Unless the context otherwise clearly requires, the meaning of a defined term is applicable equally to the singular and plural forms thereof. (ii) The words “hereof,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement. (iii) The word “documents” includes instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. (iv) The words “include” and “including” are not limiting and, unless the context otherwise clearly requires, the word “or” is not exclusive. (v) A “Default” or “Event of Default” hereunder referenced as “continuing” (or any variation thereof) shall: (A) with respect to a Default that has not yet matured into an Event of Default, be deemed to be continuing unless and until cured within any applicable cure period set forth in this Agreement; and (B) with respect to an Event of Default, be deemed to be continuing unless and until waived in writing by Lender. (vi) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including”.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -28- (vii) Unless the context otherwise clearly requires, the words “property,” “properties,” “asset” and “assets” refer to both personal property (whether tangible or intangible) and real property. (viii) As used herein, “ordinary course of business” means, in respect of any transaction involving any Person, the ordinary course of business of such Person, as undertaken by such Person in accordance with past practices or reasonable extensions of such past practices, as applicable, or otherwise undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Loan Document. (ix) Wherever the phrase “to the knowledge of any Loan Party” or words of similar import relating to the knowledge or the awareness of any Loan Party are used in this Agreement or any other Loan Document, unless otherwise indicated, such phrase shall mean and refer to the actual knowledge of a Responsible Officer of any Loan Party. (x) Unless the context otherwise clearly requires: (A) Article, Section, subsection, clause, Schedule and Exhibit references are to this Agreement; (B) references to any agreement, instrument or document (including this Agreement) shall be deemed to include all subsequent amendments, alterations, changes, extensions, modifications, renewals, replacements, substitutions, joinder, supplements and other modifications thereto, but only to the extent such amendments, alterations, changes, extensions, modifications, renewals, replacements, substitutions, joinder, supplements and other modifications are not prohibited by the terms of any Loan Document; (C) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation; and (D) or unless prohibited by the terms of any Loan Document, references to any Person shall be deemed to include such Person’s successors and assigns. (b) Time References. Unless the context otherwise clearly requires, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). (c) Captions. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement. (d) Cumulative Nature of Certain Provisions. This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall be performed in accordance with their respective terms. (e) No Construction Against Any Party. This Agreement and the other Loan Documents are the result of negotiations among, and have been reviewed by counsel to, the Loan Parties, and the Lender and are the products of all parties. Accordingly, they shall not be construed against Lender merely because of the involvement of any or all of the preceding Persons in their preparation. (f) GAAP. Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, except as otherwise specifically prescribed herein. If at any time any change in GAAP would affect the computation of any financial ratio, financial covenant or other requirement set forth in any Loan Document and either Borrower or Lender shall so request, Lender and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of Lender); provided that, until so

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -29- amended: (i) such financial ratio, financial covenant or other requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) Borrower shall provide or cause to be provided to the Lender financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such financial ratio, financial covenant or other requirement made before and after giving effect to such change in GAAP. Notwithstanding anything to the contrary contained herein, all financial statements delivered hereunder shall be prepared, and all financial covenants contained herein shall be calculated, without giving effect to any election under the Statement of Financial Accounting Standards No. 159 (or any similar accounting principle) permitting a Person to value its financial liabilities or Debt at the fair value thereof. Notwithstanding the foregoing or any other provision of the Loan Documents, financial calculations and other deliverables under this Agreement or any other Loan Document and financial definitions (including the determination of the amount of any obligations under Capital Leases) shall be computed to exclude any change to lease accounting rules from those in effect pursuant to Financial Accounting Standards Board Accounting Standards Codification 842 (Leases) and other related lease accounting guidance as in effect on the Closing Date. For the avoidance of doubt, any obligation of a Person under a lease that is not (or would not be) required to be classified and accounted for as an obligation under a Capital Lease on a balance sheet of such Person under GAAP as in effect on December 31, 2018, shall not be treated as an obligation under a Capital Lease as a result of the adoption of changes in GAAP or changes in the application of GAAP and shall continue to be treated as an operating lease. (g) Rounding. Any financial ratios required to be maintained by the Loan Parties or any of them pursuant to the Loan Documents shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number using the common – or symmetric arithmetic – method of rounding (in other words, rounding up if there is no nearest number). (h) Documents Executed by Responsible Officers or Authorized Financial Officer. Any document delivered hereunder that is signed by a Responsible Officer or Authorized Financial Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate or other organizational action on the part of such Loan Party and such Responsible Officer or Authorized Financial Officer, as applicable, shall be conclusively presumed to have acted on behalf of such Loan Party. (i) UCC Terms. Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise requires, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect. (j) Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (i) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (ii) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. (k) Rates Disclaimer. Lender does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the continuation of, administration of, submission of, calculation of or any other matter related to SOFR or any SOFR Successor Rate, any component definition thereof or rates referenced in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including SOFR or any SOFR Successor Rate), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any SOFR Successor Rate), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, SOFR or any SOFR Successor Rate prior to its discontinuance or unavailability, or (ii) the effect, implementation

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -30- or composition of any SOFR Successor Rate Conforming Changes. Lender and its affiliates or other related entities may engage in transactions that affect the calculation of SOFR or any SOFR Successor Rate, any alternative, successor or replacement rate (including any SOFR Successor Rate) or any relevant adjustments thereto and such transactions may be adverse to Borrower. Lender may select information sources or services in its commercially reasonable discretion to ascertain SOFR or any SOFR Successor Rate, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to Borrower or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Lender shall not be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement as a result of the unavailability of SOFR or the absence of a designated SOFR Successor Rate, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement and reasonably required for the performance of such duties. ARTICLE II CREDIT EXTENSIONS SECTION 2.01 TERM LOAN. (a) Term Loans. (i) Subject to the terms and conditions of this Agreement, upon Borrower’s request, during the Draw Period, Lender shall make term loan advances not exceeding the Term Loan Commitment Amount (each such advance is referred to herein as a “Term Loan” and, collectively, as the “Term Loans”). Any Term Loan made hereunder shall be in an aggregate principal amount that is not less than One Million Dollars ($1,000,000), or an integral multiple of One Million Dollars ($1,000,000) in excess thereof (or, if less, the entire remaining undrawn amount of the Term Loan Commitment Amount), and shall be made pursuant to a Borrowing Request, duly completed and given by Borrower to Lender not later than 12:00 p.m. (noon) on the tenth (10th) Business Day prior to the date upon which the applicable Term Loan is requested to be made, or such shorter time as Lender may agree. (ii) Limits on Credit Extensions. Notwithstanding anything to the contrary contained in this Section 2.01(a), Lender will not be required and shall have no obligation to make any Term Loan or other advances hereunder if a Default or Event of Default then exists or would result by virtue of the making thereof. No Credit Extension borrowed under this Section 2.01(a) (or any portion thereof) that has been repaid or prepaid may be reborrowed. SECTION 2.02 INTEREST. (a) Interest. Subject to the provisions hereof (including Sections 2.02(c), 2.02(d) and 2.02(e)), the outstanding principal balance of each Loan shall bear interest from the date advanced until such Loan is Repaid in Full at the Base Rate applicable to such Loan. (i) So long as no Default or Event of Default shall have occurred and be continuing, Borrower shall pay in kind (and not in cash) all or any portion of the interest on the unpaid principal amount of the Term Loans with respect to such Interest Payment Date by capitalizing such interest as additional principal, which interest shall constitute PIK Interest hereunder. PIK Interest (A) shall be compounded quarterly in arrears and shall increase, and shall thereafter constitute and be

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -31- considered a portion of, the aggregate outstanding principal balance of the Term Loans (except for purposes of calculating availability under the Term Loan Commitment Amount) on and as of the Interest Payment Date it otherwise would have been paid, and (B) shall bear interest at the applicable rate set forth in Section 2.02(a). As of the applicable date such PIK Interest is capitalized in accordance with the preceding clause (A), (x) the principal amount of the Term Loans outstanding at any time shall be composed of the original principal amount of the Term Loans, and the aggregate amount of PIK Interest through such time (as each such amount may be decreased as a result of any prepayment pursuant to Section 2.03), and all references herein or in any other Loan Document to the principal amount of the Term Loans shall include all PIK Interest (except for purposes of calculating availability under the Term Loan Commitment Amount). Any interest paid in the form of PIK Interest shall be deemed paid when due for all purposes of this Agreement and the other Loan Documents. To the extent not previously paid in cash, all PIK Interest shall be due and payable in full on the Maturity Date. If requested by Lender, Borrower shall, within ten (10) Business Days of such request, cause to be issued to Lender a new Note, duly executed and delivered by Borrower, evidencing the Borrower’s obligation to pay the increased principal amount of the Notes resulting from the interest capitalization pursuant to this Section 2.02(a)(i). Unless otherwise elected in writing by Lender, if a Default or an Event of Default shall have occurred and be continuing, interest on each Loan shall be due and payable in cash in arrears on each Interest Payment Date. (ii) If a Market Disruption Event occurs, then Lender shall, as soon as practicable thereafter, use commercially reasonable efforts to give notice thereof in accordance with Section 8.02 to Borrower and Lender. (b) Payment Dates. Interest on each Loan shall be due and payable in arrears on each Interest Payment Date and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof both before and after judgment, and both before and after the commencement of any proceeding under any Bankruptcy Law. Subject to the provisions hereof, Borrower shall pay accrued and unpaid interest under Section 2.02(a) to Lender, as follows: (i) after the occurrence and during the continuance of an Event of Default, in cash, on each Interest Payment Date; (ii) upon payment or prepayment of the principal balance of the Loans or any portion thereof, on the amount so paid or prepaid; and (iii) on the Maturity Date. (c) Default Rate. Notwithstanding anything to the contrary contained in Section 2.02(a), at any time that an Event of Default exists, then, without affecting any of Lender’s rights and remedies hereunder or in respect hereof, unless otherwise elected by Lender in writing, (i) all of the Obligations shall automatically bear interest at the Default Rate, and (ii) such interest at the Default Rate shall be payable in cash upon demand therefor by Lender. (d) Compounding. Subject to the other provisions of this Section 2.02, without affecting any of Lender’s rights and remedies hereunder or in respect hereof, all interest (including interest at the Default Rate) on the Loans that is not paid when due shall, be added to the outstanding principal balance thereof and thereafter bear interest at the rate then applicable to the outstanding principal balance of the Loans and be PIK Interest. (e) Inability to Determine Rates. (i) If, in connection with any request for a Loan based on the SOFR Index Rate, (A) Lender determines, that (x) adequate and reasonable means do not exist for determining the SOFR Index Rate with respect to any such proposed or existing Loan, and (y) the circumstances described in clause (iii)(A) below do not apply (in each case with respect to this clause (i)(A), “Impacted

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -32- Loans”), or (B) Lender determines, for any reason, that the SOFR Index Rate with respect to such a proposed Loan does not adequately and fairly reflect the cost to the Lender of making and maintaining such Loan, Lender will promptly notify Borrower in writing. Thereafter, (1) the obligation of Lender to make or maintain Loans based on the SOFR Index Rate shall be suspended (to the extent of the affected Loans), and (2) in the event of a determination described in the preceding sentence with respect to the SOFR Index Rate component of the Base Rate, the utilization of the SOFR Index Rate component in determining the Base Rate shall be suspended, in each case until Lender revokes such notice in writing. Upon receipt of such notice, Borrower may revoke any pending request for a Borrowing of Loans based on the SOFR Index Rate (to the extent of the affected Loans). (ii) Notwithstanding the foregoing, if Lender has made the determination described in clause (i)(A) above, Lender, in consultation with Borrower, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative interest rate shall apply with respect to the Impacted Loans until (A) Lender revokes the notice delivered in writing with respect to the Impacted Loans under clause (i)(A) above, (B) Lender notifies in writing Borrower that such alternative interest rate does not adequately and fairly reflect the cost to the Lender of the Impacted Loans, or (C) Lender determines that any law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest, or to determine or charge interest rates based upon such rate of interest or any Governmental Authority has imposed material restrictions on the authority of Lender to do any of the foregoing, and provides Lender and Borrower written notice thereof. (iii) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if Lender determine (which determination shall be conclusive absent manifest error) that: (A) adequate and reasonable means do not exist for ascertaining the SOFR Index Rate, including, without limitation, because the SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; (B) the administrator of the SOFR Screen Rate or a Governmental Authority having jurisdiction over the Lender has made a public statement identifying a specific date after which SOFR or the SOFR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”); or (C) syndicated loans currently being executed, or that include language similar to that contained in this Section 2.02(e), are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace SOFR; then, reasonably promptly after such determination by Lender, Lender and Borrower may amend this Agreement to replace SOFR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein) (any such proposed rate, a “SOFR Successor Rate”), together with any proposed SOFR Successor Rate Conforming Changes, and any such amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after Lender shall have notified Borrower of such proposed amendment unless Borrower shall have objected thereto by written notice to Lender prior to such effective time. Such SOFR Successor Rate shall be applied in a manner consistent with market practice; provided, that, to the extent such market practice is not administratively feasible for Lender, such SOFR Successor Rate shall be applied in a manner as otherwise reasonably determined by Lender.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -33- If no SOFR Successor Rate has been determined and either the circumstances under clause (iii)(A) above exist or the Scheduled Unavailability Date has occurred (as applicable), Lender will promptly so notify Borrower in writing. Thereafter, (x) the obligation of Lender to make or maintain Loans based on the SOFR Index Rate shall be suspended (to the extent of the affected Loans), and (y) the SOFR Index Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, Borrower may revoke any pending request for a Borrowing of Loans based on the SOFR Index Rate (to the extent of the affected Loans). Notwithstanding anything else herein, any definition of SOFR Successor Rate shall provide that in no event shall such SOFR Successor Rate be less than the Floor for purposes of this Agreement. SECTION 2.03 PAYMENT AND PREPAYMENT OF PRINCIPAL Subject to the provisions hereof: (a) Payment on Maturity Date. Subject to Section 2.05(b), Borrower shall repay in full the Credit Outstandings and all other Obligations on the Maturity Date. (b) Voluntary Prepayments. Borrower may voluntarily prepay the Outstanding Amount of the Loans, in whole or in part, upon not less than ten (10) Business Days’ prior irrevocable written notice to Lender (or such shorter period as Lender may otherwise agree); provided, that any prepayment of the Loans shall be in a principal amount of not less than One Million Dollars ($1,000,000), or an integral multiple of One Million Dollars ($1,000,000) in excess thereof (or, if less, the entire Outstanding Amount of the Loans). In connection with any such voluntary prepayment, Borrower shall pay the sum of: (i) the Outstanding Amount of the Loans being paid or prepaid; plus (ii) the Prepayment Fee; plus (iii) accrued and unpaid interest (at the rate then applicable to the applicable Loans being prepaid) on the amounts on the Outstanding Amount of the Loans being paid or prepaid through and including the prepayment date. All prepayments of the Term Loans shall be applied to the Outstanding Amount of the Term Loans in inverse order of maturity. Notwithstanding anything herein to the contrary, Borrower may rescind any notice of prepayment under this Section 2.03(b) if such prepayment would have resulted from a refinancing of the Loans or other contingent transaction, which refinancing or transaction shall not be consummated or shall otherwise be delayed (in which case, a new notice shall be required to be sent in connection with any subsequent prepayment). (c) Mandatory Prepayments. (i) [reserved] (ii) [reserved] (iii) [reserved] (iv) [reserved] (v) Excess Cash Flow. Commencing with the first full Fiscal Quarter after Borrower has achieved positive consolidated operating cash flow, as determined under GAAP, for two consecutive Fiscal Quarters, and continuing thereafter for each Fiscal Quarter through the Maturity Date, within ten (10) days after the date delivery to Lender of its quarterly financial statements is required pursuant to Section 5.01(b), Borrower shall prepay the outstanding principal amount of the Loans in accordance with Section 2.03(e) in an amount equal to [***] of the Excess Cash Flow of Borrower and its Subsidiaries for each such Fiscal Quarter; provided however, that no payment

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -34- shall be required to the extent such payment would not exceed $1,000,000; provided further that to avoid duplication, any amounts required to be prepaid pursuant to Section 2.03(c)(vi) shall be excluded from the calculation of Excess Cash Flow for the applicable Fiscal Quarter. (vi) VP-315 Proceeds Sweep. Within ten (10) days after Borrower receives any VP- 315 Net Cash Proceeds from any VP-315 sublicense, co-development, or strategic partnership, Borrower shall prepay the outstanding principal amount of the Loans in accordance with Section 2.03(e) in an amount equal to [***] of the aggregate amount of all such VP-315 Net Cash Proceeds. (vii) YCANTH Proceeds Sweep. Within ten (10) days after Borrower receives any net upfront payments from any YCANTH commercialization partnership, license, or co-promotion agreement for YCANTH generated outside the United States and Japan, Borrower shall prepay the outstanding principal amount of the Loans in accordance with Section 2.03(e) in an amount equal to [***] of the aggregate amount of all such YCANTH Net Cash Proceeds. (viii) Liquidity Event. Borrower shall repay in full the Credit Outstandings and all other Obligations on the Liquidity Event Date. (d) Payments Under Certain Circumstances. Notwithstanding anything to the contrary contained herein, upon (i) the prepayment of all or any part of the principal balance of any Term Loan pursuant to Section 2.03(b), (ii) [reserved], or (iii) acceleration of the Obligations prior to the Maturity Date as a result of or upon the occurrence of an Event of Default, including in the event that the Obligations are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by other similar means (each of clauses (i) and (iii) referred to herein as a “Prepayment Event”), then, in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Lender or profits lost by the Lender as a result of such Prepayment Event, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Lender, Borrower agrees to pay to Lender, in immediately available funds, measured as of the date of the occurrence of such Prepayment Event, the applicable Prepayment Fee. The Prepayment Fee payable in accordance with the immediately preceding sentence shall be presumed to be the liquidated damages sustained by Lender as the result of the early termination, and Borrower agrees that it is reasonable under the circumstances. Without limiting the generality of the foregoing, it is understood and agreed that, as set forth in clause (iii) of the definition of “Prepayment Event”, if the Obligations are accelerated prior to the Maturity Date as a result of or upon the occurrence of an Event of Default, the Prepayment Fee, determined as of the date of acceleration, will also be due and payable as though said Obligations were voluntarily prepaid as of such date and shall constitute part of the Obligations. The Prepayment Fee shall also be payable in the event the Obligations are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure, or by any other similar means. Borrower expressly agrees that: (A) the Prepayment Fee is reasonable and is the product of an arm’s length transaction between sophisticated parties, ably represented by counsel, (B) the Prepayment Fee shall be payable notwithstanding the then prevailing market rates at the time payment is made, (C) there has been a course of conduct between Lender and Borrower giving specific consideration in this transaction for such agreement to pay the Prepayment Fee, and (D) Borrower shall be estopped hereafter from claiming differently than as agreed to in this paragraph. Borrower expressly acknowledges that its agreement to pay the Prepayment Fee as herein described is a material inducement to Lender to make the Loans. Without affecting any of Lender’s rights and remedies hereunder or in respect hereof, if Borrower fails to pay the applicable Prepayment Fee when due, then the amount thereof shall thereafter bear interest until Paid in Full at the Default Rate.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -35- (e) Application of Prepayments. Subject to Section 7.02(d), all amounts prepaid on account of the Outstanding Amount of the Loans shall be applied to the remaining installments of the Loans in the inverse order of their maturities. (f) Notice of Payments. Borrower shall provide written notice of any payments made pursuant to Section 2.03(b) or (c) by 12:00 p.m. (noon) two (2) Business Days prior to the proposed prepayment date, which notice shall state pursuant to which paragraph of Section 2.03(b) or (c) the prepayment is being made. Notwithstanding anything else contained herein, Lender may reject all or a portion of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Term Loans required to be made pursuant to Section 2.03(c) (except for prepayments made pursuant to Section 2.03(c)(viii)) by providing written notice (each, a “Rejection Notice”) to the Borrower no later than 1:00 p.m. New York City time one (1) Business Day prior to the proposed prepayment date. Each Rejection Notice from Lender shall specify the principal amount of the mandatory prepayment of Loans to be rejected by Lender. If Lender fails to deliver a Rejection Notice to the Borrower within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory repayment of Loans. Any Declined Proceeds may be retained by the Borrower. SECTION 2.04 FINAL PAYMENT. (a) Final Payment. Borrower shall pay to Lender a fee equal to the Final Payment Amount (the “Final Payment”). Such Final Payment (i) shall be paid substantially concurrently with the Liquidity Event Date, but in any event shall be paid within five (5) Business Days following the Liquidity Event Date; and (ii) shall be fully earned and payable in cash on the Liquidity Event Date, and once paid, shall be non-refundable for any reason whatsoever. Borrower’s obligation to pay such Final Payment shall survive repayment of the Obligations, as well as termination of this Agreement. SECTION 2.05 MANNER OF PAYMENTS (a) Invoices. Lender agrees to endeavor to provide Borrower with an invoice setting forth the Outstanding Amount of the Loans and stating the amount of interest due on any Interest Payment Date in reasonable detail, not later than five (5) days prior to such Interest Payment Date; provided that (i) Lender shall have no liability for failing to do so and (ii) any failure by Lender to provide any such invoice shall not affect Borrower’s (or any other Loan Party’s) obligation to pay when due any amounts owing hereunder in accordance with the provisions hereof. (b) Payments on Business Days. If any payment hereunder becomes due and payable on a day (including an Interest Payment Date) that is not a Business Day, then such due date shall be extended to the next succeeding Business Day; provided that interest and fees shall continue to accrue during the period of any such extension. (c) Computations. All interest and fees owing hereunder shall be computed on the basis of a year of three hundred sixty (360) days and calculated in each case for the actual number of days elapsed. (d) Evidence of Debt. The Credit Extensions made by Lender shall be evidenced by one or more accounts or records maintained by Lender in the ordinary course of business. The accounts or records maintained by Lender shall be conclusive, except for notice of objection which Borrower may send to Lender within fifteen (15) days from the date upon which the monthly invoice is sent, absent manifest error of the amount of the Credit Extensions made by Lender to Borrower and the interest and payments thereon.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -36- Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower hereunder to pay any amount owing with respect to the Obligations. Upon the request of Lender, Borrower shall execute and deliver to Lender a Note, which shall evidence Lender’s Loans in addition to such accounts or records. Lender may attach schedules to its Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. SECTION 2.06 INCREASED COSTS (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, Lender; (ii) subject Lender to any Taxes (other than (A) Indemnified Taxes or (B) Excluded Taxes contained herein) on any Credit Extension made by it, its Commitment or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on Lender any other condition, cost or expense (other than Taxes) affecting this Agreement and the Loans made by Lender; and the result of any of the foregoing shall be to increase the cost to Lender or such other Person of making, converting to, continuing or maintaining any Loan or to increase the cost to Lender, or to reduce the amount of any sum received or receivable by Lender hereunder (whether of principal, interest or any other amount), then, upon request of Lender, Borrower shall pay to Lender such additional amount or amounts as will compensate Lender for such additional costs incurred or reduction suffered. (b) [reserved] (c) Certificates for Reimbursement. A certificate of Lender setting forth the amount or amounts necessary to compensate Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section 2.06, as well as the basis for determining such amount or amounts, and delivered to Borrower shall be conclusive absent manifest error. Borrower shall pay Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of Lender to demand compensation pursuant to the foregoing provisions of this Section 2.06 shall not constitute a waiver of Lender’s right to demand such compensation, provided that Borrower shall not be required to compensate Lender pursuant to the foregoing provisions of this Section 2.06 for any reductions suffered more than six months prior to the date that Lender notifies Borrower of the Change in Law giving rise to such increased costs or reductions and of Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six month period referred to in this subsection (d) shall be extended to include the period of retroactive effect thereof). (e) Survival. All obligations of each Loan Party under this Section 2.06 shall survive termination of the Commitments and the payment in full of all other Obligations and the earlier resignation or removal of Lender.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -37- SECTION 2.07 PAYMENTS FREE OF TAXES. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Laws and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.07), the Lender receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by Borrower. Borrower shall, and shall cause each Loan Party and each of their Subsidiaries to, timely pay to the relevant Governmental Authority in accordance with applicable Laws, or, at the option of Lender, timely reimburse it for the payment of, any Other Taxes. (c) Indemnification by Borrower. Borrower shall indemnify Lender or any other recipient of any payment to be made by or on account of any obligation of Borrower or any Loan Party hereunder or under any Loan Document, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to the amounts payable under this Section 2.07) payable or paid by such Person or required to be withheld or deducted from a payment to such Person and any reasonable expenses arising therefrom or with respect thereto (including reasonable attorneys’ and tax advisors’ fees and expenses), whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by Lender shall be conclusive absent manifest error. (d) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.07, Borrower shall deliver to Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Lender. (e) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.07 (including by the payment of additional amounts pursuant to this Section 2.07), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.07 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party incurred in obtaining such refund and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (e) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection (e), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection (e) the payment of which would place the indemnified party in a less favorable net after- Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection (e) shall not be

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -38- construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (f) Survival. All obligations of Borrower and its Subsidiaries under this Section 2.07 shall survive termination of the Commitments, the payment in full of all other Obligations and the earlier resignation or removal of Lender. (g) Tax Mitigation. If the Lender is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document it shall deliver to the Borrower, at the time or times reasonably requested by the Borrower, such properly completed and executed documentation reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate of withholding, or as will enable the Borrower to determine whether or not the Lender is subject to backup withholding or information reporting requirements. SECTION 2.08 PAYMENTS GENERALLY. (a) Payments Generally. All payments to be made to Lender hereunder shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by Borrower hereunder shall be made to Lender, for the account of Lender, at Lender’s Office in Dollars and in immediately available funds not later than 11:00 a.m. on the date specified herein. All payments received by Lender after 11:00 a.m. may, in Lender’s discretion, be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. (b) Funding Sources. Nothing herein shall be deemed to obligate Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. ARTICLE III CONDITIONS TO EFFECTIVENESS; CONDITIONS TO COMMITMENT AND LOANS SECTION 3.01 CONDITIONS PRECEDENT TO INITIAL COMMITMENT. This Agreement shall become binding on the parties hereto upon, and the obligation of Lender to make the initial Term Loan hereunder is subject to, the satisfaction of the following conditions precedent: (a) Receipt of Certain Documents and Assurances. Lender shall have received satisfactory evidence or assurances with respect to, and had delivered to it, all of the following, each of which shall be, unless otherwise specified herein or otherwise required by Lender, originals (or facsimiles, electronically signed or portable document format versions thereof (in any such case, promptly followed by originals thereof to the extent required by Lender)), each, to the extent to be executed by a Loan Party, properly executed by a Responsible Officer or, if applicable, an Authorized Financial Officer, of such Loan Party, each dated the Closing Date (or, in the case of (x) certificates of governmental officials or (y) resolutions or consents of Loan Parties authorizing action to enter into, or performance under, the Loan Documents, a recent date prior to the Closing Date): (i) counterparts of each of the following agreements, in each case duly executed and delivered by each of the parties thereto, and in a form and substance reasonably acceptable to Lender: (A) this Agreement; and (B) the Security Agreement; (ii) if requested by Lender, a Note duly executed by Borrower in favor of Lender evidencing any Loans made by Lender to Borrower;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -39- (iii) subject to Section 5.17, counterparts of each of the other Loan Documents (including all applicable Collateral Documents), duly executed by each of the parties thereto, together with, as requested by Lender: (A) any certificated securities representing shares of Equity Interests owned by or on behalf of any Loan Party constituting Collateral as of the Closing Date, together with undated stock powers (or their equivalent) with respect thereto executed in blank; (B) any promissory notes and other instruments evidencing all loans, advances and other debt owed or owing to any Loan Party constituting Collateral as of the Closing Date, together with undated instruments of transfer with respect thereto executed in blank; (C) all other documents, including copies of UCC financing statements, required under the terms of the Collateral Documents to be filed, registered or recorded to create or perfect the Liens intended to be created under the Collateral Documents existing on the Closing Date; and (D) a Due Diligence Certificate with respect to each Loan Party, dated the Closing Date and duly executed by a Responsible Officer of the applicable Loan Party, together with results of a search of the UCC (or equivalent) filings made and tax and judgment lien searches with respect to each of the Loan Parties in the jurisdictions required by Lender and copies of the financing statements (or similar documents) disclosed by such searches and evidence reasonably satisfactory to Lender that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.01 or have been otherwise appropriately released or terminated on (concurrently with the transactions contemplated hereby) or prior to the Closing Date; (iv) a secretary’s certificate from each Loan Party, (A) attaching a true and correct copy of the Organizational Documents and any shareholder agreements of such Loan Party, in each case, as amended, modified or supplemented as of the Closing Date, which such Organizational Documents and shareholder agreements shall be (1) certified by a Responsible Officer of such Loan Party and (2) with respect to Organizational Documents that are charter documents, certified as of a recent date by the appropriate governmental official; (B) certifying to and attaching resolutions, in form and substance reasonably acceptable to Lender, approving the execution, delivery and performance of the Loan Documents by such Loan Party; (C) attesting to the incumbency and signatures of each Responsible Officer of such Loan Party; and (D) attaching a good standing certificate of a recent date from the applicable Loan Party’s jurisdiction of organization and any other jurisdiction in which the failure to be so qualified could reasonably be expected to have a Material Adverse Effect, evidencing that it is duly organized or formed, and that such Loan Party is validly existing, in good standing or words of like import, as applicable, in each such jurisdiction; (v) a favorable opinion or opinions of counsel to the Loan Parties reasonably acceptable to Lender, addressed to Lender, as to such matters as are reasonably required by Lender with respect to the Loan Parties, the Collateral, and the Loan Documents; (vi) a certificate of a Responsible Officer of Borrower (A) attaching true and correct copies of all Material Contracts, and (B) certifying as to the matters described in Sections 3.01(c) and 3.01(d);

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -40- (vii) a certificate signed by an Authorized Financial Officer of Borrower certifying that the Loan Parties, taken as a whole, are Solvent, after giving effect to the transactions contemplated hereby on the Closing Date; (viii) (A) evidence in form and substance satisfactory to Lender that the Loan Parties maintain as of the Closing Date in full force and effect the insurance policies required by Section 5.07, and (B) draft insurance certificates issued by such Loan Parties’ insurance broker containing such information regarding such policies as Lender shall request, naming Lender as an additional insured, lenders loss payee and/or mortgagee, as applicable; (ix) evidence that (A) all commitments under any secured facilities not otherwise permitted under Section 6.03 have been terminated not later than the Closing Date, and all outstanding amounts thereunder Paid in Full and (B) all Liens securing obligations under any secured facilities not otherwise permitted under Section 6.03 have been released and terminated not later than the Closing Date; (x) subject to Section 5.17, Borrower will have Liquidity of not less than Five Million Dollars ($5,000,000) after giving effect to the payment of all fees and expenses required to be paid by Borrower on the Closing Date under this Agreement or the other Loan Documents, in each case, together with a certificate signed by an Authorized Financial Officer of Borrower certifying thereto; and (xi) such other assurances, certificates, documents, consents, reports or opinions as Lender may reasonably require. (b) KYC Requirements. (i) All documentation and other information required by regulatory authorities under “know your customer” and all Anti-Terrorism Laws, Anti-Money Laundering Laws and all “know your customer” Laws shall have been supplied to Lender, including, but not limited to, the Patriot Act and W-9s with respect to Borrower and each other Person who will be a recipient of a wire on the Closing Date, and all such documentation and other information shall be satisfactory to Lender, and (ii) Lender shall have completed customary individual background checks for each Loan Party’s senior management and key principals, the results of which shall be satisfactory to Lender. (c) No Material Adverse Change. The Lender, in its reasonable discretion, shall be satisfied that there has been no material adverse change in the business, condition (financial, business or otherwise), revenues, sales volume, assets, liabilities or operations of any of the Loan Parties has occurred since March 31, 2026. (d) Truth and Correctness of Representations and Warranties; No Default. The representations and warranties of Borrower and each other Loan Party contained in this Agreement or any other Loan Document, or that are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof)on and as of the Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date. No Default or Event of Default shall exist or shall result, or could reasonably be expected to result, from the use of proceeds of the Loans on the Closing Date.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -41- (e) Payment of Fees. Borrower shall have paid, in cash, all reasonable and documented fees, charges and disbursements of counsel to Lender to the extent invoiced prior to or on the Closing Date (such work to include all work performed prior to Borrower’s execution of the term sheet for the Term Loans), plus such additional amounts of such reasonable and documented fees, charges, and disbursements as shall constitute such Person’s reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings; provided, that such estimate shall not thereafter preclude subsequent billing by Lender. (f) Diligence. Lender shall have completed its business, legal, and collateral due diligence relative to Borrower and its Subsidiaries, including a review of historical and projected financial statements and the financial model of Borrower and its Subsidiaries, insurance review, management background checks, phase-I environmental reports, and other confirmatory third party due diligence, in each case, as applicable, conducted by third parties reasonably acceptable to the Lender, and the results of which shall be satisfactory to the Lender in its reasonable discretion. On the Closing Date, the capital structure, corporate structure, and management of the Loan Parties and their Subsidiaries is reasonably satisfactory to each of the Lender. (g) Other Matters. Lender shall have received, in form and substance reasonably satisfactory to it, such other assurances, documents or consents related to the foregoing as Lender may reasonably require. SECTION 3.02 CONDITIONS PRECEDENT TO ALL LOANS. The obligation of Lender to make the Term Loan (including the initial Term Loan) hereunder is subject to, the satisfaction of the following conditions precedent: (a) No Material Adverse Effect. The Lender, in its reasonable discretion, shall be satisfied that no circumstance or circumstances exist that could reasonably be expected to have a Material Adverse Effect. (b) Truth and Correctness of Representations and Warranties. The representations and warranties of Borrower and each other Loan Party contained in this Agreement or any other Loan Document, or that are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of each Borrowing Request for, and the date of each proposed funding of, a Loan, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date. (c) Compliance; No Default. Borrower and each Loan Party shall be in complete compliance with all covenants contained in the Loan Documents, including without limitation, Section 5.13 and Section 5.17 hereof. No Default or Event of Default shall exist or shall result, or could reasonably be expected to result, from the use of proceeds of the Loans. (d) Control Agreement. With respect to the initial Term Loan, Borrower shall deliver a Control Agreement with respect to the Collateral Accounts held with the Bank of America, N.A. to perfect the Lender’s Lien in such Collateral Account as required under Section 5.17.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -42- ARTICLE IV REPRESENTATIONS AND WARRANTIES Borrower represents and warrants to Lender that: SECTION 4.01 CORPORATE EXISTENCE AND POWER. Each of the Loan Parties and their respective Subsidiaries: (a) is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation (subject to such changes after the Closing Date as are permitted under the Loan Documents); (b) has the power and authority and all governmental licenses, authorizations, consents and approvals: (i) to own its assets and carry on its business, except to the extent that any failure to have any of the foregoing could not reasonably be expected to have a Material Adverse Effect; and (ii) to execute, deliver, and perform its obligations under the Loan Documents to which each is a party; and (c) is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, and is licensed and in good standing under the laws of each jurisdiction where its ownership, leasing or operation of property or the conduct of its business requires such qualification or license, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. SECTION 4.02 CORPORATE AUTHORIZATION; NO CONTRAVENTION. The execution and delivery by each of the Loan Parties and their respective Subsidiaries (to the extent such Subsidiary is party hereto or to any other Loan Document) of, and the performance by each of the Loan Parties and their respective Subsidiaries of its obligations under, each Loan Document to which such Person is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not: (a) contravene the terms of any of such Person’s Organizational Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under: (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any Subsidiary thereof or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law. Each of the Loan Parties and their respective Subsidiaries are in compliance with all Contractual Obligations, except to the extent that any failure to be in compliance could not reasonably be expected to have a Material Adverse Effect. No Loan Party or any Subsidiary thereof is a party to or is bound by any Contractual Obligation, or is subject to any restriction in any Organizational Document, or any requirement of Law, which could reasonably be expected to have a Material Adverse Effect. SECTION 4.03 GOVERNMENTAL AUTHORIZATION; COMPLIANCE WITH LAWS. (a) Governmental Authorizations. No approval, consent, exemption, authorization, order, or other action by, or notice to, or filing, registration, or qualification with, any Governmental Authority is necessary or required in connection with the execution and delivery by any Loan Party of, or the performance by any Loan Party of its obligations under, any Loan Document to which it is a party, or the consummation of the transactions contemplated by this Agreement and the other Loan Documents, in each case, other than (i) such as have been obtained or made and are in full force and effect or (ii) filings necessary to perfect Liens created by the Loan Documents. (b) Healthcare Permits. Borrower, each Loan Party and each of their Subsidiaries have obtained all Healthcare Permits and other rights from, and have made all declarations and filings with, all applicable Governmental Authorities, all self-regulatory authorities and all courts and other tribunals necessary to engage in the management and/or operation of their respective businesses; (b) each such Healthcare Permit is valid and in full force and effect, and Borrower, each Loan Party and each of their

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -43- Subsidiaries are in compliance in all material respects with the terms and conditions of all such Healthcare Permits; and (c) neither Borrower, nor any Loan Party, nor any of their Subsidiaries has received notice from any Governmental Authority with respect to the revocation, suspension, restriction, limitation or termination of any Healthcare Permit nor, to the knowledge of Borrower or any of its Subsidiaries, is any such action proposed or threatened in writing. (c) Compliance with Laws. Each Loan Party and each Subsidiary thereof are in compliance in all respects with the requirements of all Laws (including the Patriot Act) and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. (d) Compliance with Healthcare Laws. In addition, without limiting the generality of clause (c) above: (i) Borrower, each Loan Party and each of their Subsidiaries, is in compliance in all material respects with all applicable Healthcare Laws, including their current arrangements with physicians and other healthcare providers and referral sources. Borrower has not received written notice by a governmental authority of any violation (or of any investigation, audit, or other proceeding involving allegations of any violation) of any Healthcare Laws, and no investigation, inspection, audit or other proceeding involving allegations of any violation is, to the knowledge of Borrower, threatened in writing. (ii) To the knowledge of Borrower, neither Borrower, nor any Loan Party, nor any of their Subsidiaries is in default or violation of any Healthcare Law which is applicable to Borrower, any Loan Party or any of their respective assets or the conduct of its respective businesses and neither Borrower, nor any Loan Party, nor any of their Subsidiaries has been debarred or excluded from participation under a state or federal health care program, including any state or federal workers compensation program. (iii) Neither Borrower, nor any Loan Party, nor any of their Subsidiaries is a party to any corporate integrity agreements, deferred prosecution agreements, monitoring agreements, consent decrees, settlement orders or similar agreements with or imposed by any Governmental Authority. (iv) Borrower’s and all Loan Parties’ billing policies, arrangements, protocols, practices and instructions comply in all material respects with requirements of Medical Reimbursement Programs. (e) Certain Actions. No Loan Party is engaged in or has engaged in any course of conduct that could subject any of their respective properties to any Lien, seizure or other forfeiture under any racketeer influenced and corrupt organizations law, whether civil or criminal, or other similar Laws. SECTION 4.04 BINDING EFFECT. This Agreement has been, and each other Loan Document (when delivered hereunder) will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement and each other Loan Document to which any Loan Party is a party constitute the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other Laws of general application effecting enforcements of creditors’ rights or general principles of equity.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -44- SECTION 4.05 LITIGATION. Except as specifically disclosed on Schedule 4.05, there are no actions, suits, proceedings, claims or disputes pending, or to the knowledge of each Loan Party, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, against any Loan Party or any Subsidiary thereof that: (a) purport to affect or pertain to any Loan Document or any of the transactions contemplated hereby; or (b) could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for therein not be consummated as therein provided. SECTION 4.06 NO DEFAULTS. No Default or Event of Default exists or could reasonably be expected to result from the incurring of any Obligations by any Loan Party or from the grant and perfection of the Liens upon the Collateral in favor of Lender. No Loan Party is in default under or with respect to any Contractual Obligation in any respect that, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Closing Date, create an Event of Default under Section 7.01(f). SECTION 4.07 EMPLOYEE BENEFIT PLANS. (a) Compliance with ERISA Generally. Except to the extent it could not reasonably be expected, individually or in the aggregate, to result in liabilities of Borrower and/or any Loan Party in excess of the Threshold Amount or otherwise have a Material Adverse Effect: (i) each Plan is in compliance with the applicable provisions of ERISA, the Code and other applicable Laws; (ii) each Plan which is intended to qualify under subsection 401(a) of the Code either (A) has obtained from the IRS a favorable determination letter from the IRS as to its qualified status under the Code, or the expiration of the requisite period under applicable regulations promulgated by the IRS under the Code or IRS pronouncements in which to apply for such determination letter and to make any amendments necessary to obtain a favorable determination has not occurred, or (B) has been established under a prototype plan for which an IRS opinion letter has been obtained by the plan sponsor and is valid as to the adopting employer, and nothing has occurred that would cause the loss of such qualification. (b) No Actions. Except to the extent it could not reasonably be expected, individually or in the aggregate, to result in liabilities or Borrower and/or any Loan Party in excess of the Threshold Amount or otherwise have a Material Adverse Effect: (i) there are no pending or, to the knowledge of any Loan Party, threatened in writing claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan and (ii) there has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan. (c) Certain Events. Except to the extent it could not reasonably be expected, individually or in the aggregate, to result in liabilities of Borrower and/or any Loan Party in excess of the Threshold Amount or otherwise have a Material Adverse Effect, (i) no ERISA Event has occurred or is reasonably expected to occur, and (ii) no Pension Plan has any Unfunded Pension Liability. No event or circumstance has occurred or exists that, if such event or circumstance had occurred or arisen after the Closing Date, would create an Event of Default under Section 7.01(i).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -45- SECTION 4.08 USE OF PROCEEDS. Borrower shall use the proceeds of the Loans solely (a) as working capital or (b) to fund its general business purposes, and not for personal, family, household or agricultural purposes. SECTION 4.09 TITLE TO ASSETS. Each Loan Party and each Subsidiary thereof has (a) good record and marketable title in fee simple to, or valid leasehold interests in, or valid rights to use (including easements) all real property material to the ordinary conduct of their respective businesses or reflected on the most recent financial statements delivered pursuant hereto, and (b) good and marketable title to all of their respective personal property reflected on the most recent financial statements delivered pursuant hereto. SECTION 4.10 TAXES. Each Loan Party and each Subsidiary thereof has filed all federal, state and other material tax returns and reports required to be filed, and has paid prior to delinquency all federal, state and other taxes, assessments, fees and other governmental charges shown thereon, and all other material taxes and assessments on it or any of its properties otherwise due and payable, except (a) those that are subject to a Permitted Protest, and (b) and other taxes in an aggregate amount not exceeding One Hundred Fifty Thousand Dollars ($150,000) in the aggregate. There is no unpaid written, or to the knowledge of any Loan Party, proposed tax assessment against any Loan Party or any Subsidiary thereof that, if made, could reasonably be expected to have a Material Adverse Effect. SECTION 4.11 FINANCIAL CONDITION. (a) No Material Adverse Effect. Since December 31, 2025, no Material Adverse Effect has occurred. SECTION 4.12 ENVIRONMENTAL MATTERS. The Loan Parties have reasonably concluded that the effect of existing Environmental Laws and existing Environmental Claims, if any, individually or in the aggregate, do not, and could not reasonably be expected to have a Material Adverse Effect. SECTION 4.13 MARGIN REGULATIONS; REGULATED ENTITIES. (a) No Loan Party nor any Subsidiary thereof is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. No Loan Party nor any Subsidiary thereof nor any Person controlling a Loan Party is an “investment company” within the meaning of the Investment Company Act of 1940. SECTION 4.14 SWAP OBLIGATIONS. Neither Borrower nor any Subsidiary thereof has incurred any outstanding obligations under any Swap Contracts.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -46- SECTION 4.15 INTELLECTUAL PROPERTY. Each Loan Party and each Subsidiary thereof owns or is licensed, or otherwise has the right to use, all of the Intellectual Property that is reasonably necessary for the operation of its business. To the knowledge of each Loan Party, the use of such Intellectual Property by the Loan Parties and their Subsidiaries and the operation of their respective businesses do not infringe any valid and enforceable intellectual property rights of any other Person. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of each Loan Party, threatened, in writing. SECTION 4.16 EQUITY INTERESTS HELD BY LOAN PARTIES; EQUITY INTERESTS IN LOAN PARTIES. As of the Closing Date: (a) no Loan Party has Subsidiaries other than those listed on Schedule 4.16; and (b) no Loan Party holds Equity Interests in any other Person other than those specifically disclosed on Schedule 4.16. All of the outstanding Equity Interests in each Loan Party and in each Subsidiary thereof have been validly issued and are fully paid and non-assessable. SECTION 4.17 INSURANCE. The properties of each Loan Party are insured with financially sound and reputable insurance companies that are not Affiliates of any of the Loan Parties, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Loan Party or its Subsidiary operates. A true and complete listing of such insurance as of the Closing Date, including issuers, coverages and deductibles, is set forth on Schedule 4.17. SECTION 4.18 COLLATERAL AND COLLATERAL DOCUMENTS. The provisions of this Agreement and each of the other Collateral Documents, when delivered, are effective to create in favor of the Lender, a valid and enforceable security interest or other Lien in all right, title, and interest of each Loan Party that is a party thereto in the Collateral described therein. Each such security interest or other Lien in favor of Lender, to the extent the same may be perfected by the filing of a UCC financing statement or the filing of an intellectual property security agreement or, subject to Section 5.17, by control (within the meaning of the UCC), has, except as otherwise expressly provided in any Collateral Document, been perfected. Except as otherwise expressly provided herein or in any other Collateral Document and subject to Section 5.17, each security interest or other Lien in the Collateral described in any Collateral Document constitutes a perfected, first-priority security interest or other Lien in the subject Collateral (subject to Permitted Liens), subject to no Liens other than Permitted Liens. SECTION 4.19 LABOR RELATIONS. There are no strikes, lockouts or other material labor disputes against any Loan Party or any Subsidiary thereof or, to the knowledge of any Loan Party, threatened against or affecting any Loan Party or any Subsidiary thereof, and no significant unfair labor practice complaint is pending against any Loan Party or any Subsidiary thereof or, to the knowledge of any Loan Party, threatened in writing against any of them before any Governmental Authority that could reasonably be expected to result in a Material Adverse Effect. Except as set forth on Schedule 4.19: (a) none of the Loan Parties is a party to any collective bargaining agreements or contracts; and (b) no union representation exists and, to the knowledge of each Loan Party, no union organizing activities are taking place on any of the properties owned or operated by any Loan Party or any of its Subsidiaries.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -47- SECTION 4.20 SOLVENCY. The Loan Parties and their respective Subsidiaries, on a consolidated basis, are Solvent. SECTION 4.21 MATERIAL CONTRACTS. Set forth on Schedule 4.21 (as such Schedule may be updated from time to time in accordance herewith) is an accurate and complete list of the Material Contracts of each Loan Party and its Subsidiaries as of the most recent date on which Borrower provided the Compliance Certificate pursuant to Section 5.02(a) (or on such earlier date as Lender may agree in its reasonable discretion); provided, that Borrower may amend Schedule 4.21 to add additional Material Contracts so long as such amendment occurs by written notice to Lender on the date that Borrower provides the Compliance Certificate. Each Material Contract (other than those that have expired at the end of their normal terms): (a) is in full force and effect and is binding upon and enforceable against the applicable Loan Party or its Subsidiary and, to each Loan Party’s knowledge, each other Person that is a party thereto in accordance with its terms, (b) has not been otherwise amended or modified (other than amendments or modification permitted hereunder), and (c) is not in default in any material respect due to the action or inaction of the applicable Loan Party or its Subsidiary. SECTION 4.22 OFAC; SANCTIONS; ANTI-CORRUPTION LAWS; ANTI-MONEY LAUNDERING LAWS. No Loan Party or any of its Subsidiaries is in violation of any Sanctions. No Loan Party nor any of its Subsidiaries nor, to the knowledge of such Loan Party, any director, officer, employee, agent or Affiliate of such Loan Party or such Subsidiary (a) is a Sanctioned Person or a Sanctioned Entity, (b) has any assets located in Sanctioned Entities, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. Each of the Loan Parties and its Subsidiaries has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance with Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties and its Subsidiaries, and to the knowledge of each such Loan Party, each director, officer, employee, agent and Affiliate of each such Loan Party and each such Subsidiary, while acting on behalf of such Loan Party or Subsidiary, is in compliance with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. No proceeds of any Loan made hereunder will be used directly, or to the Loan Parties’ knowledge, indirectly, to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity, or otherwise used in any manner that would result in a violation of any Sanction, Anti- Corruption Law or Anti-Money Laundering Law by any Person (including Lender or other individual or entity participating in any transaction). SECTION 4.23 [RESERVED] SECTION 4.24 FULL DISCLOSURE. None of the representations or warranties made by any Loan Party in the Loan Documents to which it is a party as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, written statement or certificate furnished by, or on behalf of, any Loan Party in connection with the Loan Documents (including the disclosure materials delivered by or on behalf of any Loan Party to Lender in connection with this Credit Agreement (or any of the foregoing Persons) prior to the Closing Date) (other than (i) projections, (ii) other forward-looking information, and (iii) information of a general economic or industry nature), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, taken as a whole, not misleading in any material

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -48- respect as of the time when made or delivered (after giving effect to all supplements and updates thereto furnished to Lender from time to time); provided, that, with respect to any projections and forecasts provided by Borrower (whether with respect to Borrower or any other Loan Parties), (a) Borrower represents only that such projections and forecasts were prepared in good faith based upon assumptions believed to be reasonable at the time of the preparation thereof, and (b) Lender acknowledges that such projections and forecasts are not to be viewed as facts and are subject to significant uncertainties and contingencies, many of which are beyond the Loan Parties’ control, that no assurance can be given that any particular financial projections will be realized, and that actual results during the period or periods covered thereby may differ from the projected or forecasted results and that such differences in projected or forecasted results may be material. SECTION 4.25 SENIOR INDEBTEDNESS The Obligations hereunder constitute “senior debt,” “senior indebtedness,” “guarantor senior debt,” “senior secured financing” and “designated senior indebtedness” (or any comparable term) under the documentation for all Debt that is subordinated in right of payment and/or Lien priority to the Obligations. SECTION 4.26 LABOR AND EMPLOYMENT Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect or result in liability to any Loan Party or any Subsidiary of a Loan Party in excess of One Million Dollars ($1,000,000) in the aggregate: (a) no Loan Party or any Subsidiary of a Loan Party is a party to or subject to (or in the process of negotiating) any collective bargaining agreements, works council agreements, labor union contracts, trade union agreements, and other similar agreements (each a “Collective Bargaining Agreement”) with any labor union, works council, or labor organization (each a “Union” and collectively “Unions”); (b) during the past three (3) years, no labor union or group of employees of any Loan Party or any Subsidiary of a Loan Party made a demand to any Loan Party or any Subsidiary of a Loan Party for recognition or certification of labor union, or filed a petition for recognition with any Governmental Authority or, to the knowledge of any Loan Party or any Subsidiary of a Loan Party, has sought to organize any employees for purposes of collective bargaining; (c) during the past three (3) years there have been no actual or, to the knowledge of any Loan Party or any Subsidiary of a Loan Party, threatened labor strikes, lockouts, slowdowns, work stoppages, boycotts, handbilling, picketing, walkouts, leafleting, sit-ins, sick- outs, or other similar forms of organized labor disruption by a labor union or group of employees of any Loan Party or any Subsidiary of a Loan Party with respect to any Loan Party or any Subsidiary of a Loan Party; (d) each Loan Party and each Subsidiary of a Loan Party is in compliance with all applicable laws relating to labor and employment, including but not limited to all laws relating to employment practices; the hiring, promotion, assignment, and termination of employees; discrimination; equal employment opportunities; labor relations; wages and hours; immigration; work authorization; workers’ compensation; employee privacy; accessibility; employee benefits; background and credit checks; occupational safety and health; family and medical leave; and (e) except as disclosed on Schedule 4.26(e), there are no pending or threatened in writing proceedings, investigations, claims, actions or grievances against any Loan Party or any Subsidiary of a Loan Party brought by or on behalf of any applicant for employment, any current or former employee, consultant, independent contractor, or leased employee, volunteer, or “temp” of any Loan Party or any Subsidiary of a Loan Party, or any group or class of the foregoing, or any Governmental Authority; (f) all payments due and owed by any Loan Party under any health and welfare plan have been paid or accrued as a liability on the books of the relevant Loan Party or Subsidiary of a Loan Party; and (g) to the knowledge of the Loan Parties, (i) no employee of any Loan Party or any Subsidiary of a Loan Party is being investigated in connection with any misconduct, nor subject to any disciplinary action in connection with such misconduct, that would reasonably be expected to cause any damage to the reputation or business of any Loan Party or any Subsidiary of a Loan Party and (ii) during the past three (3) years, no employee of any Loan Party or any Subsidiary of a Loan Party has engaged in any conduct, or aided or assisted any

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -49- other person or entity to engage in any conduct or cover-up of such conduct, that would reasonably be expected to cause any damage to the reputation or business of any Loan Party or any Subsidiary of a Loan Party, including but not limited to any conduct constituting sexual misconduct, sexual harassment, harassment, or discrimination. ARTICLE V AFFIRMATIVE COVENANTS So long as any Obligations (other than Unasserted Obligations) have not been Repaid in Full: SECTION 5.01 FINANCIAL STATEMENTS AND COLLATERAL REPORTING. Borrower shall deliver, or shall cause to be delivered, to Lender, the following, in form and detail reasonably satisfactory to Lender: (a) Annual Financial Statements. As soon as available, but in any event within ninety (90) days after the end of each Fiscal Year: a consolidated balance sheet for Borrower and its Subsidiaries as at the end of such Fiscal Year, and the related consolidated statements of income or operations, shareholders’ (or members’) equity and cash flows for such Fiscal Year (setting forth, in each case in comparative form, the figures for the previous Fiscal Year), all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to Lender (provided that a “Big Four” accounting firm shall be deemed acceptable), which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any qualification or exception (other than (i) a “going concern” qualification of the same nature as contained in Borrower’s 2025 audited financial statements or (ii) other than any such statement, qualification or exception resulting from or relating to the impending maturity date of any Debt permitted under this Agreement) or any qualification or exception as to the scope of such audit; (b) Fiscal Quarter Financial Statements. As soon as available, but in any event within forty- five (45) days after the end of each Fiscal Quarter, unaudited consolidated balance sheets for Borrower and its Subsidiaries as of the end of such Fiscal Quarter, and the related consolidated statements of income or operations, shareholders’ (or members’) equity and cash flows for such Fiscal Quarter and the portion of the Fiscal Year then ended (setting forth, in each case in comparative form, the figures for the corresponding portion of the previous Fiscal Year, all in reasonable detail consistent with Borrower’s Form 10-Q SEC filings (plus product-level revenue detail), such consolidated statements to be certified by an Authorized Financial Officer of Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ (or members’) equity and cash flows of Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes, and accompanied by management’s discussion and analysis of financial condition and results of operations (provided that the management’s discussion and analysis of financial condition and results of operations will not be provided for fourth quarter financials); (c) Monthly Key Metrics. As soon as available, but in any event within thirty (30) days after the end of each calendar month, a Key Metrics Report for Borrower and its Subsidiaries as of the end of such calendar month, all in reasonable detail; (d) Budgets. As soon as available, but in any event no later than March 31st of each Fiscal Year (or within fifteen (15) days of approval by Borrower’s Board of Directors, if earlier), a Board- Approved Budget for such Fiscal Year; provided that, Borrower shall deliver written notice to Lender of

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -50- any material amendments to the Board-Approved Budget no later than the date occurring five (5) Business Days following the adoption of any such amendment. (e) Calculation of Excess Cash Flow. As soon as available, but in any event not later than forty-five (45) days after the end of each Fiscal Quarter, an Excess Cash Flow Certificate signed by an Authorized Financial Officer of Borrower; and (f) Quarterly Material Contract Report; Regulatory Approvals. As soon as available, but in any event within forty-five (45) days after the end of each Fiscal Quarter, a list of any Material Contracts entered into, amended, or terminated by any Loan Party for such Fiscal Quarter, along with a list of any regulatory authorizations or Permits issued during such Fiscal Quarter. SECTION 5.02 CERTIFICATES; OTHER INFORMATION. Borrower shall deliver or cause to be delivered to Lender the following, in form and detail reasonably satisfactory to Lender: (a) Compliance Certificate; Material Contracts. Concurrently with the delivery of the financial statements referred to in subsections (a), (b) and (c) of Section 5.01, (i) a duly completed Compliance Certificate signed by an Authorized Financial Officer of Borrower, and (ii) copies of (A) each Material Contract entered into since the delivery of the previous Compliance Certificate, and (B) each material amendment or modification of any Material Contract entered into since the delivery of the previous Compliance Certificate. (b) [reserved] (c) Additional Accountant Reports. Within three (3) Business Days following receipt by Borrower, copies of any final forms of detailed audit reports, management letters or recommendations submitted to Borrower or Borrower’s Board of Directors (or the audit committee of Borrower’s Board of Directors) by independent accountants in connection with the accounts or books of Borrower, any Loan Party or any Subsidiary thereof, or any audit of any of them; (d) Public Filings. Within three (3) Business Days of filing, copies of all annual, regular, periodic and special reports, prospectuses, and registration statements that any Loan Party may file or is required to file with the SEC under Section 13 or Section 15(d) of the Exchange Act, and, in each case, not otherwise required to be furnished to Lender pursuant hereto; (e) Equity Interest Holder Reports; Board Materials. Within three (3) Business Days of furnishing thereof, copies of (i) each annual report, proxy or financial statement or other report or communication sent to the holders of Borrower’s Equity Interests which is not otherwise required to be furnished to Lender pursuant hereto, and (ii) board materials and board meeting minutes; provided however, that Borrower shall not be required to provide (A) any materials or information that are subject to attorney- client privilege and/or standard fiduciary duty carve-outs, or any portion of board meeting minutes that contain the same, or (B) any materials or portions of board materials or minutes that contain confidential information relating to negotiations between Borrower and Lender with respect to the Loan Documents or any potential modifications thereto, or that relate to the evaluation of Lender's performance of its obligations hereunder; (f) Debt Holder Reports. Within (3) Business Days after the furnishing thereof, copies of any statement or report furnished to any holder of Debt of any Loan Party pursuant to the terms of any

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -51- indenture, loan or credit or similar agreement that are not otherwise required to be furnished to Lender pursuant hereto; (g) Materials from or to Governmental Authorities. Within three (3) Business Days after receipt thereof by any Loan Party, (i) copies of each material notice or other correspondence received from, or delivered to, any Governmental Authority in a Material Foreign Market concerning any investigation or possible investigation of such Loan Party by such Governmental Authority regarding any material financial or other material operational results of any Loan Party or any Subsidiary thereof, including without limitation subpoenas, FDA inspection notices (including, without limitation, Form 483s); and (ii) a list and description of any regulatory authorizations or Permits, in each case, with respect to a Material Foreign Market, terminated or materially and adversely amended; (h) [reserved] (i) [reserved] (j) Additional Information. Promptly upon request therefor by Lender, such additional information (including budgets, sales projections, operating plans and other financial information and any information required to be delivered pursuant to the terms of the Patriot Act) regarding the business or the financial or corporate affairs of any Loan Party or any Subsidiary thereof or any assets thereof or the compliance by any Loan Party or any Subsidiary thereof with the terms of the Loan Documents or any other matter related to the Loan Parties and their Subsidiaries, in each case, as Lender may from time to time reasonably request. The Loan Parties shall deliver or shall cause to be delivered all documents required to be delivered pursuant to Section 5.01 or Section 5.02(a) electronically (and in such format(s) as may be specified by Lender (acting reasonably)) by email. Lender shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to in this paragraph. SECTION 5.03 NOTICES. Borrower shall, upon any Responsible Officer of any Loan Party or any Subsidiary thereof becoming aware thereof, promptly (and in any event within three (3) Business Days) notify Lender in writing of each of the following events: (a) Defaults. The occurrence of any Default or Event of Default, along with the details thereof and Borrower’s proposal for remediation thereof; (b) Matters Involving a Material Adverse Effect. Any matter that, to the knowledge of any Loan Party, has resulted or could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, including any such matter arising from: (i) any breach or non-performance of, or any default under, a Contractual Obligation of any Loan Party or any Subsidiary thereof; (ii) any written dispute, litigation, investigation, proceeding or suspension between any Loan Party or any Subsidiary thereof and any Governmental Authority; (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary thereof, including pursuant to any applicable Environmental Laws; or (iv) the loss of all or any material portion of the Collateral; (c) ERISA Events. The occurrence of any ERISA Event that could reasonably be likely to result in liability to Borrower in excess of Five Hundred Thousand Dollars ($500,000), together with a copy of any notice to or from the PBGC regarding such ERISA Event;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -52- (d) Labor Controversies. Any material labor controversy resulting in or that is reasonably likely to result in any material strike, work stoppage, boycott, shutdown or other material labor disruption against or involving any Loan Party or its Subsidiaries, including without limitation any effort to unionize Borrower’s employees; (e) Litigation. (i) The filing or commencement of, threat in writing of, or material development in, any action, suit, litigation, investigation or proceeding, whether at law or in equity, by or before any Governmental Authority, (A) against any Loan Party or any Subsidiary thereof that has resulted in, or could reasonably be expected to result in, liability of Borrower and/or any Loan Party in excess of the Threshold Amount, (B) with respect to any Loan Document, or (C) that could reasonably be expected to have a Material Adverse Effect, and (ii) the filing or commencement of, or material development in, any action, suit, litigation or proceeding, whether at law or in equity, before any Government Authority, by Borrower or any Loan Party against one or more third parties that is material to Borrower or such Loan Party’s business; (f) Financial Matters. Any material change in accounting policies or financial reporting practices by Borrower or any Subsidiary thereof. (g) [reserved] (h) Material Contracts. Any termination (other than termination upon expiry of the stated term of the agreement) or loss of a Material Contract, any default or event of default (however defined) beyond any applicable notice requirement or cure period under a Material Contract that gives the non- defaulting party the right to terminate such Material Contract, or any material modification, amendment, or supplement to any Material Contract; (i) Affiliate Transactions. Any transaction of any kind by any Loan Party or any Subsidiary with any Affiliate of a Loan Party that requires the Borrower or any other Loan Party to publicly disclose such transaction in any filing with the Securities and Exchange Commission pursuant to applicable securities laws or SEC rules and regulations. (j) Returns. Any return or related returns (or attempted return or related returns) of Inventory to Borrower, any recovery by Borrower from a dispute with a customer, and/or the arising of any new dispute with a customer, in case that has or that could result in financial impact to Borrower in excess of Five Hundred Thousand Dollars ($500,000). Each notice pursuant to this Section 5.03 shall be accompanied by a statement of a Responsible Officer of Borrower setting forth details of the occurrence referred to therein and stating what action, if any, Borrower (or any other applicable Person) has taken or proposes to take with respect thereto. SECTION 5.04 PAYMENT OF CERTAIN OBLIGATIONS. Borrower shall, and shall cause each Loan Party and each of their Subsidiaries, to pay and discharge prior to delinquency all material Tax liabilities, assessments and governmental charges or levies upon their respective properties, other than (a) Tax liabilities, assessments and governmental charges or levies upon their properties not exceeding One Hundred Fifty Thousand Dollars ($150,000) the aggregate, or (b) to the extent that the validity of such Tax liability, assessment or governmental charge or levy is the subject of a Permitted Protest.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -53- SECTION 5.05 PRESERVATION OF EXISTENCE, ETC. Borrower shall, and shall cause each Loan Party and each of their Subsidiaries to: (a) preserve, renew and maintain in full force and effect their respective legal existence and good standing under the Laws of the jurisdiction of their organization except in a transaction expressly permitted by Section 6.04 or Section 6.05; and (b) take all reasonable actions to maintain all rights, privileges, Permits, licenses and franchises necessary or material in the normal conduct of their respective businesses; (y) use the standard of care typical in the industry in the operation and maintenance of its facilities; and (z) preserve or renew all of their respective registered material Intellectual Property. SECTION 5.06 MAINTENANCE OF PROPERTIES. Borrower shall, and shall cause each Loan Party and each of their Subsidiaries to: (a) maintain, preserve and protect all of their respective material properties and material equipment necessary to the operation of their respective businesses in good working order and condition, ordinary wear and tear and permitted Dispositions hereunder excepted; (b) make all commercially reasonable repairs thereto and renewals and replacements thereof; and (c) use commercially reasonable efforts to operate the facilities owned, leased or operated by such Person now or in the future in a manner believed by such Person to be consistent with prevailing industry standards in the locations where the facilities exist from time to time. Each Loan Party shall maintain all material records required to be maintained by all applicable Environmental Laws. SECTION 5.07 MAINTENANCE OF INSURANCE. Borrower shall, and shall cause each Loan Party and each of their Subsidiaries to, maintain, with financially sound and reputable insurance companies not Affiliates of any Loan Party, insurance with respect to their respective properties and businesses against loss or damage (including, without limitation, business interruption, data breach and cyber policy liability coverage) of the kinds customarily insured against by Persons engaged in a Related Business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons. All property policies shall have a lender’s loss payable endorsement showing Lender as sole lender loss payee, and all liability policies shall show Lender, or have endorsements showing Lender, as an additional insured. Business interruption insurance shall be assigned as collateral security to Lender. All policies (or the loss payable and additional insured endorsements) shall provide that the insurer shall give Lender at least thirty (30) days’ notice before canceling, amending, or declining to renew its policy and ten (10) days’ notice of any non-payment of premiums. At Lender’s request, Borrower shall deliver copies of all of the insurance policies of Loan Parties and their Subsidiaries certified as complete and correct copies and that such insurance is in full force and effect. Proceeds payable under any policy shall be payable to Lender. If any Loan Party fails to obtain insurance as required under this Section 5.07 or to pay any amount or furnish any required proof of payment to third persons and Lender may make all or part of such payments or obtain such insurance policies required in this Section 5.07 and take any action under the policies that Lender deems necessary or prudent. SECTION 5.08 COMPLIANCE WITH LAWS. (a) Borrower shall, and shall cause each Loan Party and each of their Subsidiaries to, comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to them or to their respective properties or businesses, except in such instances in which the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. Each Loan Party will, and will cause each of its Subsidiaries to, comply with all applicable Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties and its Subsidiaries shall implement and maintain in effect policies and procedures reasonably designed to ensure compliance by the Loan

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -54- Parties and their Subsidiaries and their respective directors, officers, employees, and agents with Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. (b) Borrower shall cause its, and each Loan Party’s and each of their Subsidiaries’, operations and property to comply in all material respects with all applicable Healthcare Laws. Without limiting the foregoing, the operations and property of Borrower, each Loan Party and each of their Subsidiaries shall comply with HIPAA in all material respects to the extent applicable to their respective operations. Borrower, each Loan Party and each of their Subsidiaries have established and maintain corporate compliance programs that (i) address all applicable Healthcare Laws of U.S. Governmental Authorities having jurisdiction over their respective businesses and operations, and (ii) have been structured to account for the applicable guidance issued by the U.S. Department of Health and Human Services regarding characteristics of effective corporate compliance programs. SECTION 5.09 BOOKS AND RECORDS. Borrower shall, and shall cause each Loan Party and each of their Subsidiaries to: (a) maintain proper Books and Records, in which full, true and correct (in all material respects) entries in conformity with GAAP consistently applied are made of all financial transactions and matters involving their respective properties and businesses; and (b) maintain such Books and Records in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over them, as the case may be. SECTION 5.10 INSPECTION RIGHTS; LENDER MEETINGS. Borrower shall, and shall cause each Loan Party and each of their Subsidiaries to, permit representatives and independent contractors of Lender to visit and inspect any of their respective properties, to examine their corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, members, managers and independent public accountants, at such reasonable times during normal business hours; provided that (i) absent the occurrence and continuance of an Event of Default, no more than one (1) such inspection shall be permitted in any calendar year, (ii) Lender shall provide Borrower with at least five (5) Business Days' prior written notice of any proposed inspection (other than during the continuance of an Event of Default, in which case no notice shall be required), (iii) Borrower shall promptly reimburse Lender for all reasonable and documented out-of-pocket costs and expenses incurred by or on behalf of Lender in connection with any such inspection, and (iv) any information obtained by Lender during any inspection shall be subject to the confidentiality obligations in Section 8.07 and Lender shall notify all representatives and independent contractors who attend any inspection of Borrower's insider trading policy and request that they comply with such policy with respect to any material non-public information obtained during the course of any inspection. Except to the extent Lender shall elect to forgo any such meeting, each Loan Party shall cause its senior management to hold meetings with Lender in person or by conference call, not less frequently than once per Fiscal Quarter, in each case, to discuss the Loan Parties’ financial performance and projections. Borrower shall reimburse Lender for all reasonable and documented out-of-pocket expenses incurred in connection with Lender’s attendance at such meetings. If appropriate, each Loan Party agrees that it will invite members of its management team to participate in such meetings. SECTION 5.11 USE OF PROCEEDS. Borrower shall use the proceeds of the Loans solely for the purposes set forth in Section 4.08; provided that (i) no part of the proceeds of any Loan will be used, directly or indirectly, to make any payments to a Sanctioned Entity or a Sanctioned Person, to fund any investments, loans or contributions in, or otherwise make such proceeds available to, a Sanctioned Entity or a Sanctioned Person, to fund any

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -55- operations, activities or business of a Sanctioned Entity or a Sanctioned Person, or in any other manner that would result in a violation of Sanctions by any Person, and (ii) no part of the proceeds of any Loan will be used, directly or indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Sanctions, Anti- Corruption Laws or Anti-Money Laundering Laws. SECTION 5.12 COLLATERAL ACCOUNTS. (a) Schedule 5.12 sets forth details with respect to all Collateral Accounts of each Loan Party in existence on the Closing Date (the “Closing Date Accounts”). (b) Borrower shall, at all times, cause all payments in respect of Accounts payable by Governmental Account Debtors directly to Borrower (if any), and only such payments, to be wire transferred or sent via automated clearing house (ACH) directly to the Governmental Collection Account. All amounts collected into the Governmental Collection Account (if any) shall be transferred to one or more Collateral Accounts on a daily basis. Borrower shall immediately notify Lender in the event a sweep agreement affiliated with the Governmental Collection Account (if any) is rescinded for any reason by any party. Lender hereby disclaims any right or interest (including any security interest or right of offset (or set- off) in or to the Governmental Collection Account (if any). (c) Borrower shall, and shall cause each Loan Party to, provide Lender five (5) days’ prior written notice (or such shorter period as Lender, in its sole discretion, may otherwise agree) before: (i) establishing any new Collateral Account at or with any bank or other financial institution; or (ii) terminating or otherwise materially modifying any the existing Collateral Account. Subject to Section 5.17, for each Collateral Account that any Loan Party at any time maintains, Loan Parties shall (except to the extent expressly not required by Lender in writing) cause the applicable bank or other financial institution at or with which such Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Lender’s Lien in such Collateral Account in accordance with the terms hereof and the Collateral Documents. SECTION 5.13 FINANCIAL COVENANTS. (a) YCANTH Revenue. Tested as of the last day of each Fiscal Year of Borrower, Borrower’s revenue from YCANTH for each such Fiscal Year shall be equal to at least [***]% of the amount of Borrower’s projected revenue from YCANTH for such Fiscal Year as set forth in the Board-Approved Budget for that same Fiscal Year. Notwithstanding the foregoing, any Event of Default arising solely from a breach of this Section 5.13(a) may be cured if, within ten (10) days following the date on which the applicable Compliance Certificate is required to be delivered pursuant to Section 5.02(a) for the applicable Fiscal Year, Borrower receives cash proceeds from the issuance of Equity Interests (excluding any Disqualified Equity Interests) in an amount that, when added to Borrower's actual YCANTH revenue for such Fiscal Year, would have been sufficient to satisfy this Section 5.13(a) for such Fiscal Year; provided that (i) no more than two (2) such cures may be exercised during the term of this Agreement, (ii) no two (2) such cures may occur in consecutive Fiscal Years, and (iii) such cure shall not affect the occurrence of any other Default or Event of Default. (b) Liquidity. Subject to Section 5.17, tested monthly and applicable at all times, the Borrower shall not permit Liquidity to be less than Five Million Dollars ($5,000,000).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -56- SECTION 5.14 PROTECTION OF INTELLECTUAL PROPERTY RIGHTS. Borrower shall, and shall cause each Loan Party and each of their Subsidiaries to: (a) protect, defend and maintain the validity and enforceability of their respective material Intellectual Property; (b) promptly advise Lender in writing of material infringements of their respective Intellectual Property known to any Loan Party or any of its Subsidiaries; and (c) not allow any Intellectual Property that any Loan Party, acting reasonably, believes is material to the business of Borrower or any of its Subsidiaries to be abandoned, forfeited or dedicated to the public without Lender’s written consent. SECTION 5.15 LITIGATION COOPERATION. Borrower shall, and shall cause each Loan Party to, make available to Lender, without expense to Lender, each Loan Party and its officers, employees and agents and such Loan Party’s Books and Records, to the extent that Lender may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against Lender with respect to any collateral the subject of any Collateral Document or relating to such Loan Party. SECTION 5.16 ERISA COMPLIANCE. Except as could not be expected to result in liability of Borrower and/or any Loan Party in excess of the Threshold Amount or to have a Material Adverse Effect, Borrower shall, and shall cause each Loan Party and each of their Subsidiaries, to comply with the provisions of ERISA with respect to any Pension Plans to which any Loan Party or any such Subsidiary is a party as employer. SECTION 5.17 FURTHER ASSURANCES; SUBSIDIARIES; JOINDER. Promptly upon the written request by Lender, Borrower shall, and shall cause each Loan Party and each of their Material Subsidiaries to, take such further acts (including the acknowledgement, execution, delivery, recordation, filing and registering of documents) as may reasonably be required from time to time to: (i) carry out more effectively the purposes of this Agreement or any other Loan Document; (ii) subject to the Liens created by any of the Collateral Documents any of the properties, rights or interests covered or purported to be covered by any of the Collateral Documents or any other properties, rights or interests (including real property) acquired by any Loan Party or any Material Subsidiary thereof following the Closing Date; and (iii) perfect and maintain the validity, effectiveness and priority of the Liens created or intended to be created by any of the Loan Documents. Within thirty (30) day of the formation, acquisition, or maintenance of any Subsidiary of any Loan Party, Borrower shall, and shall cause each Loan Party to, shall take all such actions as Lender shall require to assure that Lender holds a first-priority perfected security interest in one hundred percent (100%) of the Equity Interests of such Subsidiary; provided however, that (x) notwithstanding the foregoing, the pledge required hereunder with respect to the voting Equity Interests of any Subsidiary that is not a Material Subsidiary shall be limited to not more than sixty-five percent (65%) of the voting Equity Interests of such Subsidiary, solely to the extent, and only for so long as, the Borrower delivers to Lender a written certificate of a Responsible Officer certifying that such pledge (or any portion thereof) would, or would reasonably be expected to, result in a deemed inclusion of income by any Loan Party or any of its Subsidiaries under Section 951(a)(1)(B) of the Code by reason of Section 956 of the Code (or any successor provision thereto), and (y) neither deliver of physical stock certificates, nor an Irish-governed share charge, will be required for the Irish Subsidiary so long as it is not, and does not become, a Material Subsidiary.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -57- Without limiting the generality of the foregoing, as soon as practicable but in any event within thirty (30) days (or such longer period as Lender may agree in writing) following any Person becoming a Material Subsidiary of any Loan Party, cause to be delivered to Lender each of the following, as applicable: (a) a Guaranty and Collateral Documents (and/or joinders to any applicable Loan Documents), all in form and substance satisfactory to Lender, and each duly executed by such Material Subsidiary, and any other documents reasonably requested by Lender to establish and preserve the Lien of Lender in all Collateral of such Material Subsidiary; and (b) (i) Uniform Commercial Code financing statements naming such Person as “Debtor” and naming Lender as “Secured Party,” in form, substance and number sufficient in the reasonable opinion of Lender or its counsel in all Uniform Commercial Code filing offices and in all jurisdictions in which filing is necessary to perfect in favor of the Lender, the Lien on the Collateral conferred under the Collateral Documents to the extent such Lien may be perfected by Uniform Commercial Code filing, and, once filed, copies of such Uniform Commercial Code financing statements, and (ii) pledge agreements (which pledge, if reasonably requested by Lender, shall be governed by the laws of the jurisdiction of such Subsidiary), control agreements, Documents and original collateral (including pledged Equity Interests (other than Excluded Property), Securities and Instruments) and such other documents and agreements as may be reasonably required by Lender, all as necessary to establish and maintain a valid, perfected security interest in favor of the Lender in all Collateral in which such Subsidiary has an interest consistent with the terms of the Loan Documents; (c) upon the reasonable request of Lender, an opinion of counsel to either the Lender or the applicable Material Subsidiary (whichever is customary for the applicable jurisdiction) and addressed to Lender, in form and substance reasonably acceptable to Lender, each of which opinions may be in form and substance, including assumptions and qualifications contained therein, substantially similar to those opinions of counsel delivered pursuant to Section 3.01(a)(v) or otherwise customary for the applicable jurisdiction; (d) current copies of the organization documents of each such Material Subsidiary, together with minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, partners, or appropriate committees thereof (and, if required by such organization documents or applicable law, of the shareholders, members or partners) of such Person authorizing the actions and the execution and delivery of documents described in this Section 5.17, all certified by the applicable Governmental Authority or appropriate officer as Lender may elect; and (e) within three (3) Business Days prior to becoming a Loan Party, all customer due diligence documentation satisfactory to the Lender to the extent such information is requested by Lender reasonably promptly after written notice to Lender of the proposed joinder of a Loan Party. Borrower shall (i) use commercially reasonable efforts to obtain within ninety (90) days of the Closing Date, Collateral Access Agreements for each of the locations identified on Schedule 6 to the Security Agreement and leased or third-party location, where, in each case, Collateral with a net book value in excess of $500,000 is located, (ii) deliver within thirty (30) days of the Closing Date, lender’s loss payable endorsement showing Lender as sole lender loss payee, and all liability policies shall show Lender, or have endorsements showing Lender, as an additional insured, in compliance with Section 5.07, and , and (iii) execute and deliver within seven (7) days of the Closing Date, a Control Agreement with respect to the Collateral Accounts held with the Bank of America, N.A. to perfect the Lender’s Lien in such Collateral Account.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -58- SECTION 5.18 ENVIRONMENTAL. Borrower shall, and shall cause each Loan Party and each of their Subsidiaries to: (a) Keep any property either owned or operated by any Loan Party or its Subsidiaries free of any material Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens, (b) Comply, in all material respects, with Environmental Laws and provide to Lender documentation of such compliance which Lender reasonably requests, and (c) Promptly notify Lender of any Release of which any Loan Party has knowledge of a Hazardous Material in any reportable quantity from or onto property owned or operated by any Loan Party or its Subsidiaries of which any Loan Party has knowledge and take any Remedial Actions required to abate said Release or otherwise to come into compliance, in all material respects, with applicable Environmental Law. ARTICLE VI NEGATIVE COVENANTS So long as any Obligations (other than Unasserted Obligations) have not been Repaid in Full, Borrower shall not, and shall not suffer or permit any Loan Party or any of their Subsidiaries to, directly or indirectly to do any of the following without the prior written consent of Lender: SECTION 6.01 LIENS. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than any of the following (collectively, “Permitted Liens”): (a) any Lien created in favor of Lender under any Loan Document; (b) any Lien existing on the date hereof and listed on Schedule 6.01 (setting forth, as of the Closing Date, the lienholder thereof, the principal amount of the obligations secured thereby and the property or assets of such Loan Party or such Subsidiary party thereto), and any renewals or extensions thereof, provided that: (i) the Lien does not extend to any additional property or assets; (ii) the amount secured or benefited thereby is not increased; (iii) the direct or any contingent obligor with respect thereto is not changed except as a result of a transaction permitted by Section 6.04; and (iv) any renewal or extension of the obligations secured or benefited thereby constitutes Refinancing Indebtedness permitted by Section 6.03(b); (c) Liens for unpaid Taxes, assessments, or other governmental charges or levies that either (i) are not yet delinquent, or (ii) the underlying Taxes, assessments, or charges or levies are the subject of Permitted Protests, (d) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent by more than thirty (30) days, or (ii) are the subject of Permitted Protests,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -59- (e) any pledge or deposit in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation or other forms of governmental insurance or benefits, other than any Lien imposed by ERISA; (f) any lease, sublease, easement, right of way, encroachment, restriction or other similar encumbrance affecting real property that, when aggregated with all other such Liens, is not substantial in amount, and that does not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (g) any Lien securing a judgment or judicial orders for the payment of money not constituting an Event of Default under Section 7.01(h) or securing an appeal or other surety bond related to any such judgment; (h) any Lien securing obligations in respect of a Capital Lease or purchase money transaction on the assets subject to such Capital Lease or purchase money transaction; provided that (i) such Capital Lease or purchase money transaction is permitted by Section 6.03(d), and (ii) any such Lien does not at any time encumber any property other than the property financed by the related Debt; (i) any Lien arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that: (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by any Loan Party or any Subsidiary thereof in excess of those set forth by regulations promulgated by the FRB; and (ii) such deposit account is not intended by any Loan Party or any Subsidiary thereof to provide collateral to the depository institution; (j) in connection with any Disposition of any Equity Interests or other assets in a transaction permitted under Section 6.05, customary rights and restrictions contained in agreements relating to such Disposition pending the completion thereof; (k) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of Loan Parties and the other Subsidiaries, taken as a whole; (l) deposits of cash with the owner or lessor of premises leased and operated by the Loan Parties or any other Subsidiary to secure the performance of its obligations under the lease for such premises, in each case in the ordinary course of business; (m) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (n) Liens on specific items of inventory or other goods and proceeds thereof securing obligations in respect of documentary letters of credit issued to facilitate the purchase, shipment or storage of such inventory or such other goods; (o) (i) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods and bailment arrangements entered into in the ordinary course of business (excluding any general inventory financing) and (ii) Liens arising by operation of law under Article 2 of the UCC (and any similar provision of any other requirement of law) in favor of a seller or buyer of goods; and

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -60- (p) Liens on cash or Cash Equivalents deposited to secure reimbursement obligations under letters of credit, bank guarantees, or similar instruments issued for the account of any Loan Party in the ordinary course of business, in an aggregate amount at any time not to exceed Five Hundred Thousand Dollars ($500,000); (q) the right of a licensee or sub-licensee under a non-exclusive license agreement entered into by any Loan Party or any Subsidiary thereof, as licensor, in the ordinary course of business for the use of intellectual property or other intangible assets of any Loan Party or any such Subsidiary. (r) any Lien securing insurance premium financing Debt permitted by Section 6.03, provided that such Lien attaches only to the applicable insurance policy and the proceeds thereof; (s) any Lien securing Debt permitted by Section 6.03(i); (t) licenses and/or sublicenses of Intellectual Property otherwise permitted under this Agreement or the other Loan Documents, and customary anti-assignment provisions under licenses of Intellectual Property entered into in the ordinary course of business pursuant to which the Borrower or any Subsidiary is a licensee, including, for the avoidance of doubt, the Torii Agreement and the Lytix Agreement; provided however that no such licenses or sublicenses (including the Torii Agreement and Lytix Agreement) shall expressly prohibit, Borrower or any Loan Party from granting Lender a security interest in or upon any of Borrower’s (or any Loan Party’s) owned or co-owned Intellectual Property, further provided that the parties agree that the Torii Agreement and the Lytix Agreement existing as of the Closing Date does not have such prohibition and shall be permitted under this clause (t); (u) easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached; (v) any pledge or deposit required in connection with litigation, including trial expenses, so long as such pledge or deposits do not at any time exceed [***] in the aggregate at any time outstanding; and (w) other Liens securing obligations that do not at any time exceed Three Hundred Thousand Dollars ($300,000) in the aggregate at any time outstanding; provided that no such Liens shall expressly prohibit, Borrower or any Loan Party from granting Lender a security interest in or upon any of Borrower’s (or any Loan Party’s) owned or co-owned Intellectual Property. SECTION 6.02 INVESTMENTS. Make any Investments from a Loan Party to a non-Loan Party, except: (a) Investments in cash and Cash Equivalents; (b) Investments arising from transactions by any Loan Party or any Subsidiary thereof with customers or suppliers in the ordinary course of business (provided that, any such Investment with any shareholder or other Affiliate shall also be conditioned upon compliance with Section 6.08), including Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers and suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -61- (c) Investments made for the benefit of employees of any Loan Party or any Subsidiary thereof for the purposes of deferred compensation in the ordinary course of business in accordance with past practices; (d) Guarantees of Debt permitted by Section 6.03(c); (e) Investments existing as of the date hereof and disclosed on Schedule 6.02; (f) prepaid rent and security deposits not exceeding the amount of rent for four months with respect to any real property leased by any Loan Party or any Subsidiary thereof; (g) loans or advances to officers, directors, or employees of Borrower or any Subsidiary for travel, entertainment, relocation and analogous ordinary business purposes in the ordinary course of business; provided that the aggregate amount of Investments at any time outstanding under this clause (g) does not at any time exceed Two Hundred Fifty Thousand Dollars ($250,000); (h) Investments in the ordinary course of business consisting of (i) endorsements for collection or deposit and (ii) customary trade arrangements with customers; (i) to the extent constituting Investments, purchases and acquisitions of inventory, supplies, materials or equipment, or purchases, acquisitions, licenses, sublicenses (or other grants or rights to use or exploit), leases or subleases of any asset, intellectual property or other rights and the licensing, sublicensing or contribution of intellectual property pursuant to joint marketing arrangements, in each case in the ordinary course of business, in each case to the extent not otherwise limited pursuant to this Agreement (provided that, any such Investment with any shareholder or other Affiliate shall also be conditioned upon compliance with Section 6.08); (j) deposits and progress or similar payments made in the ordinary course of business with respect to capital equipment; (k) Investments resulting from the receipt of promissory notes and other non-cash consideration from a Disposition in compliance with Section 6.05; (l) formation of new Subsidiaries that comply in all respects with Section 5.17; (m) Investments in the Irish Subsidiary solely to the extent necessary to fund the cost of any filing for the product approval in the EU, not to exceed One Million Dollars ($1,000,000); (n) Investments consisting of any deferred portion of the sales price received by the Borrower or any of the Subsidiaries in connection with any Disposition permitted under Section 6.05; (o) Investments constituting (i) Accounts arising, (ii) trade debt granted, or (iii) deposits made, in each case of clauses (i) through (iii) in connection with the purchase price of goods or services, in each case in the ordinary course of business; (p) Permitted Acquisitions; (q) Investments by a Loan Party in the another Loan Party; and (r) any other Investments in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000) at any time.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -62- SECTION 6.03 DEBT. Create, incur, assume or suffer to exist any Debt, except: (a) Debt under the Loan Documents; (b) Debt outstanding on the date hereof and listed on Schedule 6.03 and any Refinancing Indebtedness in respect thereof; (c) Guarantees by any Loan Party or any Subsidiary thereof of Debt otherwise permitted hereunder to be incurred by such Person; (d) Debt in respect of Capital Leases and purchase money obligations (i) for fixed or capital assets in an aggregate amount outstanding at any time not to exceed Five Hundred Thousand Dollars ($500,000); and (ii) in connection with the financing of motor vehicles in the ordinary course of the Borrower’s business not to exceed Three Million Five Hundred Thousand Dollars ($3,500,000) at any time outstanding; (e) unsecured Debt in respect of: (i) workers’ compensation claims or obligations in respect of health, disability or other employee benefits; (ii) property, casualty or liability insurance or self-insurance; (iii) completion, bid, performance, appeal or surety bonds issued for the account of any Loan Party or any Subsidiary thereof; (iv) taxes, assessments or other government charges not yet delinquent or which are being contested in good faith; or (v) bankers’ acceptances and other similar obligations not constituting Debt for borrowed money; in each of the foregoing cases, to the extent incurred in the ordinary course of business; (f) Debt in the form or trade payables incurred in the ordinary course of Borrower’s business; (g) Debt owed in respect of any overdrafts and related liabilities, not to exceed Two Hundred Fifty Thousand Dollars ($250,000) at any time arising from treasury, depository and other cash management services or in connection with any automated clearing-house transfers of funds incurred in the ordinary course; (h) to the extent constituting Debt, all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in this Section 6.03; (i) Debt in respect of corporate credit card obligations incurred in the ordinary course of business in an aggregate amount outstanding at any time not to exceed Five Hundred Thousand Dollars ($500,000); (j) Debt consisting of the financing of insurance premiums in respect of insurance policies maintained by any Loan Party or any Subsidiary thereof in the ordinary course of business, in each case with a tenor not to exceed twelve (12) months; (k) Debt incurred by a Loan Party that constitutes an Investment permitted under Section 6.02; (l) Debt consisting of settlement payment obligations with respect to the litigation specified on Schedule 4.05; (m) Permitted Subordinated Debt;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -63- (n) Debt of any Loan Party owing to another Loan Party; (o) letters of credit and banker’s acceptances issued on behalf of a Loan Party in the ordinary course of business; (p) cash management obligations and other Debt in respect of netting services, overdraft protections and similar arrangements and Debt arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; (q) customary indemnification obligations in favor of purchasers in connection with Dispositions permitted hereunder; (r) Debt consisting of development, milestone and other payments with respect to Material Contracts; (s) (i) Debt constituting Earn-Out Obligations in an aggregate amount not to exceed $750,000 so long as such Debt is unsecured or (ii) obligations in respect of working capital adjustment requirements, in each case under the agreements used to consummate a Permitted Acquisition or other Investment permitted under Section 6.02; and (t) unsecured Debt not otherwise permitted by clauses (a) through (s) above in an aggregate outstanding amount not to exceed Five Hundred Thousand Dollars ($500,000) at any time outstanding. SECTION 6.04 FUNDAMENTAL CHANGES. (a) Engage in any material line of business other than a Related Business; or (b) Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all or any material portion of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that: (i) (A) any Loan Party may merge with another Loan Party; provided, that Borrower must be the surviving entity of any such merger to which it is a party, (B) any Loan Party may merge with a Subsidiary of such Loan Party that is not a Loan Party so long as such Loan Party is the surviving entity of any such merger, and (C) any Subsidiaries of Loan Parties that are not themselves Loan Parties may merge with each other; and (ii) any Subsidiary of a Loan Party may Dispose of all, or substantially all, of its assets (upon voluntary liquidation or otherwise) to such Loan Party or to another Subsidiary of a Loan Party; provided, that, (x) if the transferor in such a transaction is a Loan Party, then the transferee must be a Loan Party, (y) transferor in such transaction may not be Borrower, and (z) if the transferor is a domestic Subsidiary, then the transferee must be a domestic Subsidiary; or (c) without at least thirty (30) days’ prior written notice to Lender (i) change its jurisdiction of organization; (ii) change its organizational structure or type; (iii) change its legal name; or (d) suspend or cease operating a substantial portion of its or their business except as permitted pursuant to clause (b) above or in connection with a transaction permitted under Section 6.05; or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -64- (e) change its classification/status for U.S. federal income tax purposes without ten (10) days’ prior written notice to Lender; or (f) replace or suffer the departure of Borrower’s chief executive officer without delivering written notification to Lender within ten (10) Business Days; or (g) fail to appoint a replacement or interim replacement to fill the position of chief executive officer of Borrower with a replacement who is acceptable to Lender in its reasonable discretion, for more than one hundred twenty (120) days following the date of departure of Borrower's chief executive officer. SECTION 6.05 DISPOSITIONS. Make any Disposition, except: (a) Dispositions of used, obsolete, damaged, surplus or worn out property (other than Intellectual Property), whether now owned or hereafter acquired, in the ordinary course of Borrower’s business; (b) Dispositions of inventory in the ordinary course of business; (c) Dispositions of equipment to the extent that: (i) such property is exchanged for credit against the purchase price of similar replacement equipment; or (ii) the proceeds of such Disposition are reasonably promptly applied to the acquisition of such replacement equipment; (d) Dispositions permitted by Section 6.04(b); (e) Dispositions of cash and Cash Equivalents, in each case in the ordinary course of business; (f) Dispositions of Accounts in connection with the compromise, settlement or collection thereof in the ordinary course of business; and (g) Dispositions consisting of non-exclusive outbound licenses of Intellectual Property, including without limitation, connected with YCANTH and VP-315, so long as any such non-exclusive outbound licenses could not result in a legal transfer of title of the licensed property, provided that such licenses may be exclusive as to territory, but only as to discrete geographical areas outside of the United States; (h) Dispositions constituting (i) Liens permitted by Section 6.01, (ii) Investments permitted by Section 6.02, and (iii) Restricted Payments permitted by Section 6.06; (i) Dispositions constituting leases or subleases entered into in the ordinary course of business, to the extent that they do not materially interfere with the business of any Loan Party or any Subsidiary thereof; (j) Dispositions of assets subject to an Event of Loss (including dispositions in lieu of condemnation); (k) the abandonment or other Disposition of Intellectual Property that is, in the reasonable judgment of the management of such Loan Party, no longer economically practicable to maintain or useful in the conduct of the business of such Loan Party and its Subsidiaries, taken as a whole; and

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -65- (l) Dispositions of assets (other than Dispositions of Intellectual Property ), in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000) in any Fiscal Year; provided that (i) no Default or Event of Default has occurred and is continuing at the time of such Disposition, and (ii) such Disposition is for fair market value. SECTION 6.06 RESTRICTED PAYMENTS; CERTAIN PAYMENTS OF DEBT. (a) Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, so long as it is permitted by law, (i) payments of dividends or other distributions by Subsidiaries of a Loan Party to such Loan Party; (ii) Restricted Payments payable solely in the form of Equity Interests (other than Disqualified Equity Interests) of Borrower; (iii) payments of any tax withholding obligation arising from the vesting or exercise of equity compensation awards granted to directors, officers, or employees of Borrower in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in any Fiscal Year; (iv) payment of management fees or consulting fees to Lender and its Affiliates; (v) to the extent constituting Restricted Payments, the Loan Parties and their Subsidiaries may take the actions permitted by Section 6.02, Section 6.04(b), and Section 6.06(b),6.06(c) or 6.08; or (b) Make any voluntary, optional payment or prepayment on account of, or optional redemption or acquisition for value of any portion of, any Debt (other than that arising under the Loan Documents in accordance with the provisions thereof), except any refinancing of such Debt with the proceeds of Refinancing Indebtedness permitted under Section 6.03(b); or (c) Make any payment or prepayment on account of, or redemption or acquisition for value of any portion of any Debt that has been contractually subordinated to the Obligations, except to the extent such payment is permitted at such time under the subordination terms applicable to such Debt, including under any applicable subordination agreement. SECTION 6.07 CHANGES RELATING TO DEBT OR MATERIAL CONTRACTS. Directly or indirectly, amend, change, supplement or otherwise modify: (i) any agreement, instrument, document, indenture or other writing evidencing or concerning any Debt that has been contractually subordinated to the Obligations, if such modification would breach an applicable subordination agreement or other subordination terms applicable to such Debt; or (ii) any of the Material Contracts in a manner that is materially adverse to Lender's interests under the Loan Documents or that could reasonably be expected to have a Material Adverse Effect; provided that (A) no Lender consent shall be required for any amendment, supplement, or modification to any Material Contract that (x) does not reduce any payments or economic benefits payable to any Loan Party thereunder by more than $250,000 in any Fiscal Year, (y) does not extend the term of any Material Contract in a manner adverse to Lender, or (z) is required by applicable Law, and (B) Borrower shall provide written notice to Lender of any material amendment to any Material Contract within three (3) Business Days of execution thereof.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -66- SECTION 6.08 TRANSACTIONS WITH AFFILIATES. Enter into any transaction of any kind with any Affiliate of a Loan Party, or enter into any cost- plus arrangement, or transfer pricing arrangement that is structured or implemented in a manner that results in the effective economic transfer of value to any Affiliate of a Loan Party, irrespective of whether in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to such Loan Party or Subsidiary of such Loan Party as would be obtainable by such Person at the time in a comparable arm’s length transaction with a Person other than an Affiliate, provided that the foregoing restriction shall not apply to: (a) any indemnity provided for the benefit of directors (or comparable managers) of a Loan Party or one of its Subsidiaries so long as it has been approved by such Loan Party’s or such Subsidiary’s Board of Directors (or comparable governing body) in accordance with applicable law, (b) the payment of reasonable compensation, severance, or employee benefit arrangements to employees, officers, and outside directors of a Loan Party or one of its Subsidiaries in the ordinary course of business and consistent with industry practice so long as it has been approved by such Loan Party’s or such Subsidiary’s Board of Directors (or comparable governing body) in accordance with applicable law; (c) (i) transactions consisting of Investments and Debt permitted hereunder that are solely among the Loan Parties, (ii) transactions solely among Subsidiaries of Loan Parties that are not Loan Parties, and (iii) transactions with the Lender or its Affiliate, (d) Restricted Payments permitted hereunder; (e) Guarantees permitted by Section 6.03(c); (f) transactions pursuant to the Loan Documents; and (g) payment of customary out-of-pocket costs and expenses of any future or current officers, directors, employees, or managers of Borrower and its Subsidiaries. SECTION 6.09 BURDENSOME AGREEMENTS. (a) Enter into any Contractual Obligation that limits the ability: (A) of any Subsidiary of a Loan Party to make Restricted Payments to such Loan Party or to otherwise transfer property to such Loan Party; (B) of any Loan Party or Subsidiary of a Loan Party to Guarantee the Debt of Borrower; (C) of any Loan Party or any Subsidiary thereof to create, incur, assume or suffer to exist Liens on property of such Person or (D) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person; provided that the foregoing shall not apply to: (i) any negative pledge incurred or provided in favor of any holder of Debt under Section 6.03(b) or Section 6.03(d) solely to the extent that any such negative pledge relates to the property financed by or the subject of such Debt; (ii) restrictions imposed by law or contained in this Agreement or any Loan Documents; (iii) customary provisions in leases, licenses and other agreements restricting the assignment thereof;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -67- (iv) restrictions on cash and other deposits contained in any agreements entered into in the ordinary course of business consistent with past practices; (v) restrictions contained in any agreement in connection with any Disposition permitted by Section 6.05, provided that such restrictions apply only to the assets or Subsidiaries that are the subject of such Disposition; (vi) customary restrictions in respect of intellectual property contained in licenses or sublicenses of, or other grants of rights to use or exploit, such intellectual property; (b) amend, supplement, modify, waive or alter (or agree to do so) its Organizational Documents, in each case to the extent such amendment, modification or waiver could reasonably be expected, either individually or in the aggregate, to be adverse in any material respect to the interests of the Lender; or (c) pay materially excessive or manifestly unreasonable salaries, bonuses, commissions, consultant fees or other compensation to any officer, director, equity holder or consultant of any Loan Party or any of its Subsidiaries, or any family member of any of the foregoing, in each case except to the extent approved by Borrower's Board of Directors in the ordinary course of business. SECTION 6.10 MARGIN STOCK. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose. SECTION 6.11 CERTAIN GOVERNMENTAL REGULATIONS. (a) Be or become subject at any time to any law, regulation, or list of any government agency (including the OFAC list) that prohibits or limits Lender from making any loans or extensions of credit (including the Loans) to any Loan Party or from otherwise conducting business with any Loan Party, or (b) fail to provide documentary and other evidence of any Loan Party’s identity as may be requested by Lender at any time to enable Lender to verify any Loan Party’s identity or to comply with any applicable Law, including Section 326 of the Patriot Act, the Investment Company Act, and the FCPA. SECTION 6.12 DISQUALIFIED EQUITY INTERESTS. (a) Issue any Disqualified Equity Interests, or (b) be or become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any Equity Interests of any Loan Party or any Subsidiary. SECTION 6.13 KEY AGREEMENTS. Notwithstanding anything to the contrary herein, (a) directly or indirectly, assign, sublicense, amend, change, supplement, or otherwise modify the Torii Agreement or the Lytix Agreement or any agreement, instrument, document, indenture or other writing evidencing or concerning the same unless Lender has provided its prior written consent thereto, such consent not to be unreasonably withheld, conditioned, or delayed; or (b) voluntarily abandon or suffer the involuntary abandonment or termination of the Lytix

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -68- Agreement or Torii Agreement, transfer VP-315 IP outside of Borrower and its Subsidiaries that are Loan Parties, or challenge the validity of licensed patents thereunder. SECTION 6.14 SALE LEASEBACKS. Engage in a sale leaseback, synthetic lease or similar transaction involving any of its assets, or permit any of its Subsidiaries to do any of the foregoing. SECTION 6.15 CAPITAL EXPENDITURES Make Capital Expenditures in the aggregate in any Fiscal Year of Borrower in excess of the sum of (i) the amount of Capital Expenditures in the Board-Approved Budget for such Fiscal Year, plus (ii) One Million Dollars ($1,000,000). ARTICLE VII EVENTS OF DEFAULT AND REMEDIES SECTION 7.01 EVENTS OF DEFAULT. Each of the following shall constitute an event of default hereunder (each, an “Event of Default”): (a) Non-Payment. Borrower or any other Loan Party fails to pay (i) any amount of principal or interest, including any PIK interest, of any Loan payable hereunder or under any other Loan Document when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), or (ii) within three (3) Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. Borrower or any other Loan Party or Subsidiary thereof fails to perform or observe (i) any term, covenant or agreement contained in any of Section 5.01, Section 5.02(a), Section 5.03, Section 5.04, Section 5.05, Section 5.07, Section 5.08, Section 5.10, Section 5.11, Section 5.12, Section 5.13, Section 5.14, Section 5.16, Section 5.17, or Article VI or (ii) any other term of any Loan Document which by its terms is incapable of cure; or (c) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of Borrower or any other Loan Party herein, in any other Loan Document or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) when made or deemed made; or (d) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 7.01(a), Section 7.01(b) or Section 7.01(c)) contained in any Loan Document on its part to be performed or observed and such failure continues for fifteen (15) days after the earlier of (i) receipt of notice of such default by a Responsible Officer of Borrower from Lender, or (ii) any Responsible Officer of any Loan Party becomes aware of such default; or (e) Cross Default. Any Loan Party or any Subsidiary thereof: (x) subject to any applicable cure or grace period, fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Debt (other than Debt hereunder) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -69- Amount; or (y) subject to any applicable cure or grace period fails to observe or perform any other agreement or condition relating to any such Debt described in subclause (x) above or contained in any document evidencing, securing or relating to any of such Debt, or any other default or event occurs, the effect of which failure, default or other event is to cause, or to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Debt to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Debt to be made, prior to its stated maturity; provided that this clause (e) shall not apply to secured Debt that becomes due, or which any Loan Party or any Subsidiary thereof shall be required to prepay or repurchase, as a result of the sale or transfer (including by way of condemnation or casualty) of the property or assets securing such Debt if such sale or transfer is permitted hereunder and under the documents providing for such Debt; or (f) Insolvency Proceedings, Etc. Any Loan Party or any Subsidiary thereof (i) institutes or consents to the institution of any proceeding under any Bankruptcy Law, or makes an assignment for the benefit of creditors; (ii) applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for thirty (30) days; or (iii) is the subject of any proceeding under any Bankruptcy Law relating to any such Person or to all or any material part of its property that is instituted without the consent of such Person and continues undismissed or unstayed for thirty (30) days, or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Subsidiary thereof becomes unable or admits in writing its inability or fails generally to pay its debts as they become due; or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within thirty (30) days after its issue or levy; or (h) Judgments. If one or more judgments, orders, decrees or arbitration awards requiring Borrower and/or any Loan Party to pay an aggregate amount of greater than the Threshold Amount shall be rendered against Borrower and/or any Loan Party and the same shall not have been vacated or stayed within fifteen (15) days thereafter (provided that no Term Loans will be made prior to such matter being vacated or stayed); or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of Borrower and/or any Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount; or (ii) any Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or (j) Invalidity of Loan Documents. Any Loan Document or any material provision thereof, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or the satisfaction in full of all of the Obligations (other than Unasserted Obligations) and other than as a result of an action or inaction by Lender, ceases to be in full force and effect other than in accordance with its terms; or any Loan Party or any other Person (other than Lender) contests in any manner in writing the validity or enforceability of any Loan Document or any provision thereof; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to limit, revoke, terminate or rescind any Loan Document or any provision thereof; or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -70- (k) Impairment of Collateral. Any Lien purported to be created by any Collateral Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid, perfected, first-priority (except as otherwise expressly provided in this Agreement or such Collateral Document) Lien in any material portion of the assets covered thereby; or (l) Certain Actions. Any Loan Party or any of its senior officers is criminally indicted or convicted of (i) a felony or (ii) violating any state or federal Laws (including the Controlled Substances Act, Money Laundering Control Act of 1986 and Illegal Exportation of War Materials Act) that has resulted in, or could reasonably be expected to lead to, a forfeiture of any material property or any assets (including the Collateral) upon which such Loan Party has granted a Lien to Lender or the right to conduct a material part of its business; or (m) Material Adverse Effect. There occurs any circumstance or circumstances that could reasonably be expected to have a Material Adverse Effect; or (n) Guaranty. If the obligation of any Guarantor under the guaranty contained in the Security Agreement is limited or terminated by operation of law or by such Guarantor (other than in accordance with the terms of this Agreement) or if any Guarantor repudiates or revokes or purports to repudiate or revoke any such guaranty; or (o) Change of Control. There occurs a Change of Control; (p) Subordinated Debt Documents. Any “default” (after giving effect to any applicable notice or cure periods) or “event of default” shall occur under any Debt that is subordinated in right of payment or Lien priority to the Obligations; (q) Senior Indebtedness. The Obligations shall cease to constitute senior indebtedness or first lien indebtedness, as applicable, under the subordination provisions of any documents or instruments evidencing any Permitted Subordinated Debt, or in any intercreditor agreement with respect to any other Debt, or any subordination provision shall be invalidated or otherwise cease, for any reason, to be valid, binding and enforceable obligations of the parties thereto; or (r) Delisting. Borrower’s shares of common stock are delisted or suspended from trading on the Nasdaq Stock Market because of Borrower’s failure to comply with continued listing standards thereof or due to a voluntary delisting which results in such shares not being listed on such exchange or market, and such delisting or suspension continues for thirty (30) consecutive days. SECTION 7.02 RIGHTS AND REMEDIES. (a) Rights and Remedies Generally. Upon the occurrence and during the continuation of an Event of Default, Lender may, in addition to any other rights or remedies provided for hereunder or under any other Loan Document or by applicable law, without notice or demand, do any one or more of the following: (i) terminate the Commitments (but if an Event of Default described in Section 7.01(f) occurs, all Commitments shall immediately terminate without any action by Lender); (ii) declare all Obligations (including the applicable Prepayment Fee) immediately due and payable (but if an Event of Default described in Section 7.01(f) occurs, all Obligations

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -71- (including the applicable Prepayment Fee) outstanding shall immediately be due and payable without any action by Lender); (iii) stop advancing money or extending credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Lender; (iv) settle or adjust disputes and claims directly with Account Debtors on accounts of Borrower for amounts on terms and in any order that Lender considers advisable, notify any Person owing Borrower money of Lender’s Lien on such funds, and verify the amount of such account. Borrower shall collect all payments in trust for Lender for the benefit of Lender and, if requested by Lender, immediately deliver the payments to Lender in the form received from the Account Debtor, with proper endorsement for deposit; (v) make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its Lien upon the Collateral. Borrower shall assemble the Collateral if Lender so requests and make it available as Lender so designates. Lender may enter the premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to Lender’s Lien thereon and pay all expenses incurred. Borrower grants Lender a license to enter and occupy any of its premises, without charge, to exercise any of Lender’s rights or remedies; (vi) apply to the Obligations any (A) balances and deposits of Borrower that it holds, or (B) any amount held by Lender owing to or for the credit or the account of Borrower; (vii) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Lender is hereby granted a non-exclusive, royalty-free license or other right to use without charge, Borrower’s or any of its Subsidiaries’ labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, other Intellectual Property, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Lender’s exercise of its rights under this Section 7.02, Borrower and each of its Subsidiaries’ rights under all licenses and all franchise agreements inure to Lender for benefit of Lender; (viii) place a “hold” on any account maintained with Lender and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral; (ix) demand and receive possession of the Books and Records of Borrower; and (x) exercise all default rights and remedies available to the Lender under the Loan Documents or at law or equity, including all default remedies provided under the UCC (including disposal of the collateral (including all Collateral) pursuant to the terms thereof). (b) Power of Attorney. Borrower hereby irrevocably appoints Lender as its lawful attorney- in-fact, to: (i) if Borrower refuses to, or fails timely to execute and deliver any of the documents required to be delivered by it pursuant to the terms hereof, sign the name of Borrower on any of such documents; (ii) at any time that an Event of Default has occurred and is continuing, endorse Borrower’s name on any checks or other forms of payment or security, sign Borrower’s name on any invoice or bill of lading for any account or drafts against Account Debtors or sign Borrower’s name on any notices to Account Debtors; (iii) send requests for verification of Accounts; (iv) endorse Borrower’s name on any collection item that

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -72- may come into Lender’s possession; (v) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under Borrower’s policies of insurance and make all determinations and decisions with respect to such policies of insurance; (vi) at any time that an Event of Default has occurred and is continuing, take control, in any manner, of any item of payment or proceeds relating to any Collateral; (vii) at any time that an Event of Default has occurred and is continuing, prepare, file, and sign Borrower’s name to a proof of claim in bankruptcy or similar document against any Account Debtor, or to any notice of lien, assignment, or satisfaction of lien or similar document in connection with any of the Collateral; (viii) at any time that an Event of Default has occurred and is continuing, receive, open and dispose of all mail addressed to Borrower, and notify postal authorities to change the address for delivery thereof to such address as Lender may designate; (ix) at any time that an Event of Default has occurred and is continuing, use the information recorded on or contained in any data processing equipment, computer hardware, and software relating to the Collateral; (x) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts, Chattel Paper or General Intangibles directly with Account Debtors, for amounts and upon terms that Lender determines to be reasonable, and Lender may cause to be executed and delivered any documents and releases that Lender determines to be necessary; (xi) at any time file UCC-3 assignments reflecting Lender as assignee of Borrower with respect to UCC-1 financing statements filed by Borrower in connection with Collateral; (xii) to the extent any Loan Party has the right to do so, cause an Account Debtor’s insurers to add Lender as loss payee under the relevant insurance policy; (xiii) at any time that an Event of Default has occurred and is continuing, pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (xiv) at any time that an Event of Default has occurred and is continuing, transfer any Collateral into the name of Lender for the benefit of Lender or a third-party as the UCC permits; and (xv) do all other acts and things necessary, in Lender’s determination, to fulfill each Borrower’s obligations under this Agreement. Borrower hereby appoints Lender as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of any security interest or other Lien in the Collateral regardless of whether an Event of Default has occurred and is continuing until all Obligations have been Repaid in Full (other than any contingent indemnification obligations arising out of facts and circumstances that are not reasonably identified by Lender or any Participant at the time of such repayment). Lender’s foregoing appointment as the attorney-in-fact for Borrower, and all of Lender’s rights and powers, being coupled with an interest, are irrevocable until all Obligations have been fully paid and performed when due (as applicable). (c) Protective Advances. At any time (A) after the occurrence and during the continuance of a Default or an Event of Default, (B) that Lender, in its sole discretion, deems it necessary or desirable to make advances (1) to preserve or protect the Collateral, or any portion thereof, or (2) to enhance the likelihood of repayment of the Obligations, or (C) if any Loan Party fails to obtain the insurance required by the terms hereof or fails to pay any premium thereon or fails to pay any other amount which such Loan Party is obligated to pay under this Agreement, any other Loan Document or otherwise, Lender, in its sole discretion, may obtain such insurance or make such payment or other advances (any such amount so paid by Lender, a “Protective Advance”). Without limiting the generality of the foregoing, Lender shall be authorized, in its sole discretion, to make Protective Advances on behalf of Borrower (or any Loan Party), if and to the extent that Lender deems such Protective Advances are necessary or desirable to preserve or protect Collateral or to enhance the collectability or repayment of the Obligations. Notwithstanding the foregoing, in no event shall Lender have any duty or obligation to make any Protective Advance(s). All Protective Advances paid shall constitute expenses reimbursable under Section 8.04, shall be immediately due and payable, shall bear cash interest until paid at the then highest interest rate applicable to any of the Obligations and shall be secured by the Collateral. Lender will use good faith commercially reasonable efforts (with no liability for failing to do so) to provide Borrower with notice of Lender obtaining any insurance on behalf of Borrower or any other Loan Party at the time it is obtained or within a reasonable time thereafter. The making of any Protective Advances shall not be or be deemed to be an agreement to

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -73- make Protective Advances in similar or different circumstances in the future and shall not operate or be deemed to operate as a waiver by Lender of any Event of Default. (d) Application of Funds. (i) Borrower shall have no right to specify the order or the accounts to which Lender shall allocate or apply any payments required to be made by any Loan Party to Lender or otherwise received by Lender under this Agreement when any such allocation or application is not specified elsewhere in this Agreement. (ii) All payments, prepayments, and proceeds of collateral (including the Collateral) and any other amounts received on account of the Obligations shall be applied until exhausted as elected by Lender or, in the absence of such election, in the following order: (A) first, to Lender, to pay all fees, costs, expenses and indemnification payments then due to Lender under the Loan Documents (excluding all Protective Advances made by Lender); (B) second, pro rata, to Lender if it has made a Protective Advance, to pay all Protective Advances and all unpaid interest on such Protective Advances; (C) third, pro rata, to the Lender, to pay all accrued but unpaid interest and fees (including interest at the Default Rate and any Prepayment Fee) on the Loans owing to Lender; (D) fourth, pro rata, to the Lender to pay the Outstanding Amount of the Loans until such time as the Outstanding Amount of the Loans has been Paid in Full; and (E) fifth, pro rata, to the Lender, to pay all remaining Credit Outstandings and other Obligations owing to Lender. After payment in full of all Obligations (other than Unasserted Obligations), any surplus remaining shall be paid to Borrower or other Persons legally entitled thereto; if any deficiency exists, Borrower shall remain jointly and severally liable to Lender for such deficiency. If Lender, in its good faith business judgment, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of any collateral (including the Collateral), Lender shall have the option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Lender of cash therefor. (e) Lender’s Liability for Collateral. So long as Lender complies with reasonable banking practices regarding the safekeeping of any collateral the subject of the Collateral Documents, Lender shall not be liable or responsible for: (i) the safekeeping of all or any such collateral; (ii) any loss or damage to all or any such collateral; (iii) any diminution in the value of all or any such collateral; or (iv) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of any collateral the subject of the Collateral Documents. (f) No Waiver. Lender’s failure, at any time or times, to require strict performance by any Loan Party of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Lender thereafter to demand strict performance and compliance herewith or therewith. Lender has all rights and remedies provided under the UCC, by law, or in equity. Any amounts paid by

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -74- Lender on any Loan Party’s behalf as provided herein are expenses reimbursable under Section 8.04 and shall bear interest at the highest interest rate then applicable to any of the Obligations and shall be secured by the collateral the subject of the Collateral Documents. No payments by Lender shall be deemed an agreement to make similar payments in the future or a waiver of any Event of Default by Lender. (g) [reserved] (h) Remedies Cumulative. The rights and remedies of Lender under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. In addition to the other rights and remedies set forth in this Agreement or in any other Loan Documents, Lender shall have all other rights and remedies not inconsistent herewith as provided under the UCC, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Default or Event of Default shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election, or acquiescence by it. ARTICLE VIII GENERAL PROVISIONS SECTION 8.01 AMENDMENTS, ETC. No purported amendment or modification of this Agreement or any other Loan Document, or waiver, discharge or termination of any obligation under this Agreement or any other Loan Document, shall be effective unless, and only to the extent, expressly set forth in a writing signed by each party hereto; provided that a Loan Document may otherwise be amended in accordance with its terms. Without limiting the generality of the foregoing, no oral promise or statement, nor any action, inaction, delay, failure to require performance or course of conduct shall operate as, or evidence, an amendment, supplement or waiver or have any other effect on any Loan Document. Any waiver granted shall be limited to the specific circumstance expressly described in it, and shall not apply to any subsequent or other circumstance, whether similar or dissimilar, or give rise to, or evidence, any obligation or commitment to grant any further waiver. SECTION 8.02 NOTICES; ELECTRONIC COMMUNICATIONS. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 8.02(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, sent by facsimile transmission or sent by electronic communication in accordance with Section 8.02(b), and all notices and other communications expressly permitted to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to Borrower, to the address, e-mail address or telephone number specified for such Person on Schedule 8.02; and (ii) if to Lender, to the address, e-mail address or telephone number specified on the signature page of this Agreement, or hereafter notified to Borrower by Lender in writing. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received, and notices sent by means of approved electronic communication shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient); provided that notices delivered through electronic communications to the extent provided by Section 8.02(b) shall be effective as provided in such subsection (b).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -75- (b) Electronic Communications. (i) Lender agrees that notices and other communications to it hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites). Unless Lender otherwise prescribes: (A) notices and other communications sent to an e-mail address shall be deemed received upon sending; provided that, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient; and (B) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (A) of notification that such notice or communication is available and identifying the website address therefor. (ii) Borrower hereby acknowledges that: (A) Lender may make Specified Materials available to its Affiliates by posting some or all of the Specified Materials on an Electronic Platform; (B) the distribution of materials and information through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with any such distribution; (C) the Electronic Platform is provided and used on an “AS IS,” “AS AVAILABLE” basis; and (D) neither Lender nor any of its Affiliates warrants the accuracy, completeness, timeliness, sufficiency or sequencing of the Specified Materials posted on the Electronic Platform. Borrower further acknowledges that the Lender (in this context, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to Borrower or its Subsidiaries or Affiliates or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Borrower hereby agrees that: (1) all Specified Materials that are to be made available to Public Lender shall be clearly and conspicuously marked “PUBLIC,” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (2) by marking Specified Materials “PUBLIC,” Borrower shall be deemed to have authorized Lender to treat such Specified Materials as not containing any material non-public information with respect to Borrower or its securities for purposes of United States federal and state securities laws (provided that, to the extent such Specified Materials constitute Information, they shall be treated as set forth in Section 8.07); (3) all Specified Materials marked “PUBLIC” may be made available through a portion of the Electronic Platform designated “Public Investor” (or words to similar effect); and (4) Lender shall be entitled to treat any Specified Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Electronic Platform not designated “Public Investor” (or words of similar effect). LENDER, ON BEHALF OF ITSELF AND ITS AFFILIATES, EXPRESSLY AND SPECIFICALLY DISCLAIMS, WITH RESPECT TO THE ELECTRONIC PLATFORM, DELAYS IN POSTING OR DELIVERY, OR PROBLEMS ACCESSING THE SPECIFIED MATERIALS POSTED ON THE ELECTRONIC PLATFORM, AND ANY LIABILITY FOR ANY LOSSES, COSTS, EXPENSES OR LIABILITIES THAT MAY BE SUFFERED OR INCURRED IN CONNECTION WITH THE ELECTRONIC PLATFORM. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE(S), NON- INFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY LENDER OR ANY OF ITS AFFILIATES IN CONNECTION WITH THE ELECTRONIC PLATFORM.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -76- (iii) Lender hereby agrees that notice to it in accordance with Section 8.02(b)(i) specifying that any Specified Materials have been posted to the Electronic Platform shall, for purposes of this Agreement, constitute effective delivery to Lender of such Specified Materials. LENDER: (A) ACKNOWLEDGES THAT THE SPECIFIED MATERIALS, INCLUDING INFORMATION FURNISHED TO IT BY ANY LOAN PARTY PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THE LOAN DOCUMENTS, MAY INCLUDE MATERIAL, NON-PUBLIC INFORMATION CONCERNING THE LOAN PARTIES AND THEIR RESPECTIVE SUBSIDIARIES OR AFFILIATES OR THEIR RESPECTIVE SECURITIES; AND (B) CONFIRMS THAT: (1) IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL, NON-PUBLIC INFORMATION; (2) IT WILL HANDLE SUCH MATERIAL, NON-PUBLIC INFORMATION IN ACCORDANCE WITH SUCH PROCEDURES AND APPLICABLE LAWS, INCLUDE FEDERAL AND STATE SECURITIES LAWS; AND (3) TO THE EXTENT IT HAS SUCH A PERSON, IT HAS IDENTIFIED TO BORROWER A CONTACT PERSON WHO MAY RECEIVE SPECIFIED MATERIALS THAT MAY CONTAIN MATERIAL, NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAWS. (c) Change of Address, Etc. Borrower and Lender may change their respective address(es), facsimile number(s), telephone number(s) or e-mail address(es) for notices and other communications hereunder by notice to the other parties hereto. (d) Reliance by Lender. Lender shall be entitled to rely and act upon any notices purportedly given by or on behalf of any Loan Party even if: (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein; or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Borrower shall indemnify each Indemnitee from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of any Loan Party. All telephonic notices to and other telephonic communications with Lender may be recorded by Lender, and each of the parties hereto hereby consent to such recording. SECTION 8.03 NO WAIVER; CUMULATIVE REMEDIES. No failure by Lender to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; no single or partial exercise of any right, remedy, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. SECTION 8.04 EXPENSES; INDEMNITY; DAMAGE WAIVER. (a) Costs and Expenses. Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by Lender, (A) in connection with this Agreement and the other Loan Documents, including without limitation the reasonable and documented out-of-pocket fees, charges and disbursements of (1) counsel for Lender, (2) outside consultants for Lender, (3) appraisers, and (4) all and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Obligations, (B) in connection with (1) the administration of the credit facilities provided for herein, (2) the preparation, negotiation, administration, management, execution and delivery of this Agreement and the other Loan Documents or any amendments, modifications or waivers of, or consents relating to, the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (3) the enforcement or protection of their rights in connection with this Agreement or the Loan Documents or efforts to preserve, protect, collect, or enforce the Collateral, or (4) any workout,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -77- restructuring or negotiations in respect of any Obligations, and (ii) all reasonable out-of-pocket expenses incurred by Lender after the occurrence and during the continuance of an Event of Default. (b) Indemnification by Borrower. Borrower shall indemnify each Indemnitee against, and hold harmless each Indemnitee from, any and all reasonable and documented out-of-pocket losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any document, agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of any other transactions contemplated hereby, (ii) any Loan or the use or proposed use of the proceeds therefrom; or, in the case of Lender (and any sub- agent thereof) and its Affiliates only, the administration of this Agreement and the other Loan Documents, (iii) any actual or alleged presence or release of hazardous materials on or from any property owned or operated by any Loan Party or any of its Subsidiaries, or any Environmental Claim or Environmental Liability related to the operations of any Loan Party, (iv) any claims of, or amounts paid by Lender to, a Collateral Account bank or other Person which has entered into a control agreement with Lender hereunder or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Borrower or any other Loan Party or Subsidiary, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (y) result from a claim brought by Borrower against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if Borrower has obtained a final and non-appealable judgment in their favor on such claim as determined by a court of competent jurisdiction or (z) result from a claim not involving an act or omission of Borrower and that is brought by an Indemnitee against another Indemnitee (other than against Lender in its capacity as such). This Section 8.04 shall not apply to Taxes. (c) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Laws, Borrower shall not, and shall not allow any Loan Party or any of their Subsidiaries to, assert, and Borrower on behalf of itself and its Subsidiaries hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any document contemplated hereby, any of the other transactions contemplated hereby, and any of the Loans or the use of the proceeds thereof. No Indemnitee referred to in Section 8.04(b) shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (d) Payments. All amounts due under this Section 8.04 shall be payable not later than ten (10) Business Days after demand therefor. (e) Survival. The agreements in this Section 8.04 shall survive the resignation of Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -78- SECTION 8.05 MARSHALLING; PAYMENTS SET ASIDE. Lender shall not be under any obligation to marshal any asset in favor of any Loan Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any payment by or on behalf of any Loan Party is made to Lender, or Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Lender in such Person’s discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Bankruptcy Law or otherwise, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred. SECTION 8.06 SUCCESSORS AND ASSIGNS. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Lender and any attempted assignment or transfer by Borrower made without Lender’s prior written consent shall be null and void. So long as no Event of Default has occurred and is continuing, Lender may not assign or otherwise transfer any of its rights or obligation hereunder without the prior written consent of Borrower, which consent shall not be unreasonably withheld or delayed; provided however, that no consent of Borrower shall be required for assignments by Lender to one or more of its Affiliates, or for any pledges or collateral assignments made by Lender in connection with its own financing arrangements. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (b) of this Section 8.06 and, to the extent expressly contemplated hereby, the Related Parties of Lender) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Participations. Lender may at any time, without the consent of, or notice to, Borrower, sell participations to any Person (other than any Loan Party or any Loan Party’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitments and/or the Loans owing to it); provided that (i) Lender’s obligations under this Agreement shall remain unchanged, (ii) Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) Borrower shall continue to deal solely and directly with Lender in connection with Lender’s rights and obligations under this Agreement. For the avoidance of doubt, Lender shall be responsible for the indemnity under Section 2.07(c) with respect to any payments made by Lender to its Participant(s). Borrower agrees that each Participant shall be entitled to the benefits of Section 2.06 and Section 2.07, (subject to the requirements and limitations therein) (it being understood that the documentation required under Section 2.07(d) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment; provided that such Participant shall not be entitled to receive any greater payment under Section 2.06 or Section 2.07, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. To the extent permitted by applicable Laws, each Participant also shall be entitled to the benefits of Section 8.08 as though it were a Lender. If Lender sells a participation, it shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -79- Register”); provided that Lender shall not have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form for the purposes of the Code. The entries in the Participant Register shall be conclusive absent manifest error, and Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. SECTION 8.07 TREATMENT OF CERTAIN INFORMATION; CONFIDENTIALITY. Lender agrees to treat the Information in a confidential manner and to not disclose the Information to Persons not party to this Agreement (or Affiliates thereof), except that Information may be disclosed (including by means of the Electronic Platform): (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors, representatives and funding and financing sources (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and agree to keep such Information confidential on the same terms as provided herein); (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners) provided that Lender will use commercially reasonable efforts to give Borrower advance notice of such disclosure (to the extent not prohibited and reasonably possible); provided further that no such advance notice shall be required to be delivered with respect to any routine audit or examination conducted by any banking authority, auditor, or any governmental agency or other authority exercising examination or regulatory authority over Lender which such examination is not directly focused on a Borrower or any of its Subsidiaries; (c) to the extent required by applicable Laws or by any subpoena or similar legal process; provided that Lender will use commercially reasonable efforts to give Borrower advance notice of such disclosure (to the extent not prohibited and reasonably possible); provided further that no such advance notice shall be required to be delivered with respect to any routine audit or examination conducted by any banking authority, auditor, or any governmental agency or other authority exercising examination or regulatory authority over Lender which such examination is not directly focused on a Borrower or any of its Subsidiaries; (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (f) to “Gold Sheets” or other similar bank trade publications announcements; provided that such information consist solely of deal terms and other information customarily found in such publications; (g) subject to an agreement containing provisions substantially the same as those of this Section 8.07 to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement; (h) with the consent of Borrower; or (i) to the extent such Information: (i) becomes publicly available other than as a result of a breach of this Section 8.07; or (ii) becomes available to Lender, Lender or any of their respective Affiliates on a non-confidential basis from a source other any a Loan Party and not in contravention of this Section 8.07. For purposes of this Section 8.07, “Information” means all material non-public information (including financial information) received from any Loan Party relating to such Loan Party or its business, other than any such information that is available to Lender on a non-confidential basis, and not in contravention of this Section 8.07, prior to disclosure by such Loan Party. Any Person required to maintain the confidentiality of Information as provided in this Section 8.07: (A) shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information; and (B) shall not disclose any financial information concerning any Loan Party or its business (including any information based on any such financial information) or use any such financial information for commercial purposes without the prior written consent of the applicable Loan Party.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -80- SECTION 8.08 RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, Lender and its Affiliates are hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Laws, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by Lender or such Affiliate to or for the credit or the account of Borrower or any other Loan Party against any and all of the Obligations to Lender or such Affiliate, irrespective of whether or not Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of Lender different from the branch or office holding such deposit or obligated on such obligations. The rights of Lender and its Affiliates under this Section 8.08 are in addition to other rights and remedies (including other rights of setoff) that Lender or its Affiliates may have. Lender agrees to notify Borrower promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 8.09 INTEREST RATE LIMITATION. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the Maximum Rate. If Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to Borrower. In determining whether the interest contracted for, charged, or received by Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Laws: (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. SECTION 8.10 COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous documents, agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 3.01, this Agreement shall become effective when it shall have been executed and delivered by Lender and when Lender shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, portable document format or by electronic signature shall be effective as delivery of a manually executed counterpart of this Agreement. Electronic signatures shall be of the same legal effect, validity or enforceability as a manually executed signature to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act. SECTION 8.11 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by Lender, regardless of any investigation made by Lender or on their behalf and notwithstanding that

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -81- Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loans or any other Obligations (other than Unasserted Obligations) have not been Paid in Full. SECTION 8.12 SEVERABILITY. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 8.13 USA PATRIOT ACT NOTICE. Lender hereby notifies Borrower and each other Loan Party that, pursuant to the requirements of the Patriot Act, they are each required to obtain, verify and record, and Borrower and each other Loan Party agrees to provide to the Lender promptly upon request, information that identifies Borrower and each other Loan Party, which information includes the name and address of Borrower and each other Loan Party and other information that will allow Lender to identify Borrower and each other Loan Party in accordance with the Patriot Act. SECTION 8.14 TIME OF THE ESSENCE. Time is of the essence for the performance of all Obligations under the Loan Documents. SECTION 8.15 RELATIONSHIP. The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract. SECTION 8.16 GOVERNING LAW; JURISDICTION; ETC. (A) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW 5-1401 AND 5-1402). (B) SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT TO WHICH EACH IS A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED -82- STATE COURTS OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, IN SUCH FEDERAL COURTS. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION. (C) WAIVER OF VENUE. EACH PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SUBSECTION (B) OF THIS SECTION 8.16. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (D) SERVICE OF PROCESS. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAWS. SECTION 8.17 WAIVER OF RIGHT TO JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAWS, EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE PARTIES HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. [SIGNATURE PAGES FOLLOW.]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above. BORROWER: VERRICA PHARMACEUTICALS INC., a Delaware corporation, as Borrower By: /s/ Jayson Rieger Name: Jayson Rieger Title: President and Chief Executive Officer LENDER: PD JOINT HOLDINGS, LLC SERIES 2016-B, a Delaware limited liability company, as Lender By: Tiger Lily Capital, LLC, its Manager By: /s/ Paul B. Manning Name: Paul B. Manning Title: Manager By: /s/ Bradford Manning Name: Bradford Manning Title: Manager